UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07322

THE INTEGRITY FUNDS

(Exact name of registrant as specified in charter)

1 Main Street North, Minot, ND	58703
(Address of principal offices)	(Zip code)

Brent Wheeler and/or Kevin Flagstad, PO Box 500, Minot, ND 58702

(Name and address of agent for service)

Registrant's telephone number, including area code: 701-852-5292

Date of fiscal year end: December 31

Date of reporting period: June 30, 2014

Item 1. REPORT TO SHAREHOLDERS

[Logo]

THE INTEGRITY FUNDS

Williston Basin/Mid-North America Stock Fund
Integrity Dividend Harvest Fund
Integrity Growth & Income Fund
Integrity High Income Fund

Semi-Annual Report
June 30, 2014

Investment Adviser Viking Fund Management, LLC PO Box 500 Minot, ND 58702	Principal Underwriter Integrity Funds Distributor, LLC* PO Box 500 Minot, ND 58702
Transfer Agent Integrity Fund Services, LLC PO Box 759 Minot, ND 58702	Custodian Wells Fargo Bank, N.A. Trust & Custody Solutions 801 Nicollet Mall, Suite 700 Minneapolis, MN 55479

*The Funds are distributed through Integrity Funds Distributor, LLC. Member FINRA

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Williston Basin/Mid-North America Stock Fund (the "WB/MNA Stock Fund" or "Fund") for the six months ended June 30, 2014. The Fund's portfolio and related financial statements are presented within for your review.

In January, the market (S&P 500) sold off as investors responded to a reduction in Fed stimulus and emerging market volatility by taking some risk off the table. As had been announced in December, the Fed reduced asset purchases of agency mortgage-backed securities and longer-term Treasury securities to $75 billion in January versus $85 billion in the month prior. The broad market sell-off led to January being the first down month since August of 2013. In February, investors returned to more cyclical sectors leading to a new all-time high in the S&P 500 as they digested the continuation of the Federal Reserve's taper as well as improving economic numbers. The market continued its run in March until news that Russia had invaded the Crimea region of Ukraine sent the market lower on fears of further escalation and possible war in the region. Stocks rebounded shortly thereafter to finish the month and quarter higher although the quarter end advance was tempered by light domestic economic numbers due to weather related issues with temperatures across the country below average and multiple snow storms throughout the Midwest and Northeast.

The second quarter began with momentum stocks selling off in a reversal for those stocks which helped push the market higher in Q1. Higher beta stocks traded true to form as the market struggled to find its footing, primarily due to concerns in Ukraine as the Russians continued to increase troops along the border and unrest seemed to be increasing throughout the region. However, in mid-April Federal Reserve Chair Janet Yellen gave a speech in which she took a dovish tone and a broad based rally in equities followed. Also contributing to the mid-month rally was the release of the Fed's Beige Book which showed economic activity improving at a modest to moderate pace in most regions of the U.S. with a generally positive employment picture, and consumer spending rebounding after a compressed first quarter due to weather related issues. The remainder of the quarter was fairly uneventful, as news on the international front was relatively quiet and tensions between Russia and Ukraine moderated while economic numbers domestically continued to rebound from the tough first quarter. In the Federal Reserve's mid-June statement they again noted economic activity had picked up and that labor market indicators showed further signs of improvement, leading them to decrease total asset purchases by $10 billion for the fifth time in seven months to $35 billion. Although the markets showed some volatility throughout the quarter, ultimately the S&P 500 and Dow Jones both hit all-time highs late in the quarter. The energy sector posted strong returns as crude oil prices pushed higher.

For the first half of 2014, the Fund returned 17.54%* versus the Morningstar Equity Energy Category of 16.37% and the Russell 3000 Index of 6.94%. Year-to-date, oilfield services (OFS) and exploration and production (E&P) were the best performing industries, while refiners and engineering & construction industries lagged. Strong crude prices and improving well economics aided both E&P and OFS performance. The narrowed Brent-WTI differential and a decision to allow crude condensate exports negatively contributed to refinery performance. The Portfolio Management Team (the "Team") continues to focus on E&P companies with improving efficiencies, as well as OFS companies that have potential pricing power and margin expansion.

The Team is encouraged by the progression of the shale revolution and sees several potential catalysts. The recent spike of horizontal activity in the Permian Basin will likely propel the area to a focal point of earnings growth for the energy sector going forward. At the beginning of July, there were 557 rigs operating in the basin, of which 302 were horizontal. The horizontal rig count has surged 68.7% year-over-year, marking a historical transition towards a horizontal focus in the basin. May production from the Permian Basin, which is split into two sub-basins, the Midland Basin and the Delaware Basin, was over 1.5 million barrels of oil per day. Both the Delaware and Midland Basins contain multiple pay zones with significant resource potential. The Permian Basin may be the main growth driver for the U.S. rig count over the coming years. To illustrate how activity levels can affect the entire energy value chain, it can be helpful to compare the affect higher activity levels in the Bakken and Eagle Ford had on the sector in 2010. In 2010, operators in both the Eagle Ford and Bakken franticly accelerated their drilling programs to drill out their leased acreage. OFS equipment capacity became tight, giving pricing power to the OFS companies. Tightness of equipment led to increased equipment orders, boosting sales of capital equipment companies. Exploration and production companies proved up the potential of their acreage, while also achieving held-by-production (HBP) status. OFS and capital equipment companies grew revenues and expanded margins. It is possible that the size and scale of the Permian Basin could replicate the era of margin growth seen throughout the energy sector in 2010. Both OFS and E&P companies anticipate that service capacity will tighten in the second half of 2014, which could boost OFS pricing power potential. Additionally, to prepare for the upcoming demand, many service companies have ordered new equipment, adding to the outlook for onshore focused capital equipment companies. Looking beyond just the Permian Basin, strong crude oil prices have boosted E&P companies' cash flows which should allow capital expenditures to increase in other basins as well. WTI crude futures have backed off from steep backwardation to more normalized levels. This is supportive of E&P companies' ability to hedge production further into the future and add stability to their drilling programs.

In the month of June, there were 190 active drilling rigs in North Dakota, a 3 rig increase year-over-year. Year-to-date, the rig count in North Dakota is flat. During the second quarter, improved weather conditions have led monthly well completions to trend up towards normal levels as 227 wells were completed in May. For the month of May, North Dakota produced 1,039,635 barrels of oil per day, a 28.04% increase year-over-year and an increase of 3.63% month-over-month. At the end of May, there were 610 wells waiting on completion, compared to 500 one year ago.

Increased regulations regarding crude-by-rail (CBR) and natural gas flaring entered the spotlight over the first half of 2014. First, regulations on CBR have risen due to the recent derailments of crude unit trains. In May, the Department of Transportation issued an Emergency Order requiring all railroads operating trains containing large amounts of Bakken crude oil to notify State Emergency Response Commissions about the operation of these trains through their states. Additionally, the Association of American Railroads proposed tighter regulations relating to tank cars carrying combustible liquids such as crude oil and ethanol. Despite the likelihood of higher shipping costs, the Team believes CBR will continue to play an important role in crude takeaway. Additionally, the Team views these regulations as opportunities for companies involved in manufacturing and retrofitting rail tank cars. CBR has been an important aspect of getting Bakken crude to refineries. Bakken operators still favor CBR over pipelines as there is a shorter delivery time and more options to market their crude to various locations that optimize price realizations. Secondly, the North Dakota Industrial Commission said it will begin enforcing new restrictions on the amount of natural gas burned off at wells. These restrictions will require producers to reduce their flaring to 26% by October 2014, 23% by January 2015, and to 10% by 2020. It will become increasingly important to analyze the capabilities of Bakken E&P companies to meet these restrictions.

While recent performance has increased forward earnings multiples, it is important to highlight the expected growth of earnings for the companies held in the Fund. The 2015 forward price-to-earnings ratio of the Fund is 16.23, with a long-term earnings growth rate of 18.26%. The Team believes the second half of 2014 holds potential catalysts that could bring upside to earnings growth forecasts, primarily driven by further efficiency gains and activity levels in the Permian Basin.

If you would like more frequent updates, please visit the Fund's website at www.integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of The Portfolio Management Team of Viking Fund Management ("Viking Fund Management", "VFM", or the "Adviser"). The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*

Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.42%. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.41%.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment in the Fund and the Russell 3000 Index

	Williston Basin/Mid-North America Stock Fund Class A without sales charge	Williston Basin/Mid-North America Stock Fund Class A with maximum sales charge	Russell 3000 Index
12/31/03	$10,000	$9,502	$10,000
12/31/04	$11,205	$10,646	$11,195
12/30/05	$12,510	$11,886	$11,880
12/29/06	$13,477	$12,805	$13,747
12/31/07	$13,353	$12,688	$14,454
12/31/08	$10,768	$10,232	$9,061
12/31/09	$12,847	$12,207	$11,629
12/31/10	$18,941	$17,997	$13,598
12/30/11	$19,895	$18,903	$13,738
12/31/12	$19,932	$18,938	$15,993
12/31/13	$26,309	$24,998	$21,359
6/30/14	$30,925	$29,383	$22,841

	1 year	3 year	5 year	10 year	Since Inception Class A (April 5, 1999) Class C (May 1, 2014)
Class A Without sales charge	40.41%	12.59%	22.33%	11.60%	10.57%
Class A With sales charge (5.00%)	33.30%	10.69%	21.10%	11.03%	10.19%
Class C Without CDSC	N/A	N/A	N/A	N/A	8.05%
Class C With CDSC (1.00%)	N/A	N/A	N/A	N/A	7.05%

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund's performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

The results prior to August 1, 2009 were achieved while the Fund was managed by a different investment adviser. The current investment adviser may produce different investment results than those achieved by the previous investment adviser.

The Fund's performance prior to November 10, 2008 was achieved under the previous investment strategy, which may have produced different results than the current investment strategy.

INTEGRITY DIVIDEND HARVEST FUND

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Integrity Dividend Harvest Fund (the "Dividend Harvest Fund" or "Fund") for the six months ended June 30, 2014. The Fund's portfolio and related financial statements are presented within for your review.

In January, the market (S&P 500) sold off as investors responded to a reduction in Fed stimulus and emerging market volatility by taking some risk off the table. As had been announced in December, the Fed reduced asset purchases of agency mortgage-backed securities and longer-term Treasury securities to $75 billion in January versus $85 billion in the month prior. The broad market sell-off led to January being the first down month since August of 2013. In February, investors returned to more cyclical sectors leading to a new all-time high in the S&P 500 as they digested the continuation of the Federal Reserve's taper as well as improving economic numbers. The market continued its run in March until news that Russia had invaded the Crimea region of Ukraine sent the market lower on fears of further escalation and possible war in the region. Stocks rebounded shortly thereafter to finish the month and quarter higher although the quarter end advance was tempered by light domestic economic numbers due to weather related issues with temperatures across the country below average and multiple snow storms throughout the Midwest and Northeast. The financials sector performed well throughout March as many analysts believed that the bank stress test results at the end of the month would be a net positive for the financial sector.

The second quarter began with momentum stocks selling off in a reversal for those stocks which helped push the market higher in Q1. Higher beta stocks traded true to form as the market struggled to find its footing, primarily due to concerns in Ukraine as the Russians continued to increase troops along the border and unrest seemed to be increasing throughout the region. However, in mid-April Federal Reserve Chair Janet Yellen gave a speech in which she took a dovish tone and a broad based rally in equities followed. Also contributing to the mid-month rally was the release of the Fed's Beige Book which showed economic activity improving at a modest to moderate pace in most regions of the U.S. with a generally positive employment picture, and consumer spending rebounding after a compressed first quarter due to weather related issues. The remainder of the quarter was fairly uneventful, as news on the international front was relatively quiet and tensions between Russia and Ukraine moderated while economic numbers domestically continued to rebound from the tough first quarter. In the Federal Reserve's mid-June statement they again noted economic activity had picked up and that labor market indicators showed further signs of improvement, leading them to decrease total asset purchases by $10 billion for the fifth time in seven months to $35 billion. Although the markets showed some volatility throughout the quarter, ultimately the S&P 500 and Dow Jones both hit all-time highs late in the quarter.

The utilities sector performed best over the period as investors seeking yield turned to the sector as rates on the 10 year US Treasury dipped and remained below 3% during the first half of the year. The energy sector also posted strong returns as crude oil prices pushed higher. Concerns about consumer spending and weather related issues pressured the consumer discretionary sector as it was the worst performing sector over the period.

The Fund returned 8.23%* for the six months ended June 30, 2014 while the S&P 500 gained 7.14% and the Morningstar Large-Cap Value Category average was up 6.96%. Key contributions to the relative performance of the Fund included an overweight allocation in the utilities sector, an underweight allocation in the consumer discretionary sector, and selection in the materials sector. Detracting from relative performance was stock selection in the industrials and utilities sectors.

The Fund seeks to maximize total return by emphasizing high current income with long term appreciation as a secondary objective, consistent with preservation of capital. In selecting securities, the Portfolio Management Team (the "Team") considers dividend yield, dividend growth rate, earnings growth, price-to-earnings multiples, and balance sheet strength. In addition, the Fund invests at least 65% of its net assets in equity securities that have consistently increased dividends for a period of at least 10 years. The Team emphasizes dividend yield in selecting stocks for the Fund because the Team believes that, over time, dividend income can contribute significantly to total return and is a more consistent source of investment return than appreciation. Due to the Fund's investment objective and strategy it is somewhat likely (although not certain) that the Fund's returns will be less volatile than the market as a whole. That is, the Fund may generally appreciate less when the market is rising and decline less when the market is falling.

If you would like more frequent updates, please visit the Fund's website at www.integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of The Portfolio Management Team of Viking Fund Management ("Viking Fund Management", "VFM", or the "Adviser"). The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*

Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.77%. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 0.45%.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

INTEGRITY DIVIDEND HARVEST FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment in the Fund and the S&P 500 Index

	Integrity Dividend Harvest Fund without sales charge	Integrity Dividend Harvest Fund with maximum sales charge	S&P 500 Index
5/1/12	$10,000	$9,497	$10,000
12/31/12	$10,286	$9,769	$10,310
12/31/13	$12,743	$12,102	$13,649
6/30/14	$13,792	$13,098	$14,623

Average Annual Total Returns for the periods ending June 30, 2014

	1 year	3 year	5 year	10 year	Since Inception (May 1, 2012)
Without sales charge	20.00%	N/A	N/A	N/A	16.00%
With sales charge (5.00%)	14.00%	N/A	N/A	N/A	13.27%

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund's performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

INTEGRITY GROWTH & INCOME FUND

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Integrity Growth & Income Fund (the "Growth & Income Fund" or "Fund") for the six months ended June 30, 2014. The Fund's portfolio and related financial statements are presented within for your review.

In January, the market (S&P 500) sold off as investors responded to a reduction in Fed stimulus and emerging market volatility by taking some risk off the table. As had been announced in December, the Fed reduced asset purchases of agency mortgage-backed securities and longer-term Treasury securities to $75 billion in January versus $85 billion in the month prior. The broad market sell-off led to January being the first down month since August of 2013. In February, investors returned to more cyclical sectors leading to a new all-time high in the S&P 500 as they digested the continuation of the Federal Reserve's taper as well as improving economic numbers. The market continued its run in March until news that Russia had invaded the Crimea region of Ukraine sent the market lower on fears of further escalation and possible war in the region. Stocks rebounded shortly thereafter to finish the month and quarter higher although the quarter end advance was tempered by light domestic economic numbers due to weather related issues with temperatures across the country below average and multiple snow storms throughout the Midwest and Northeast. The financials sector performed well throughout March as many analysts believed that the bank stress test results at the end of the month would be a net positive for the financial sector.

The second quarter began with momentum stocks selling off in a reversal for those stocks which helped push the market higher in Q1. Higher beta stocks traded true to form as the market struggled to find its footing, primarily due to concerns in Ukraine as the Russians continued to increase troops along the border and unrest seemed to be increasing throughout the region. However, in mid-April Federal Reserve Chair Janet Yellen gave a speech in which she took a dovish tone and a broad based rally in equities followed. Also contributing to the mid-month rally was the release of the Fed's Beige Book which showed economic activity improving at a modest to moderate pace in most regions of the U.S. with a generally positive employment picture, and consumer spending rebounding after a compressed first quarter due to weather related issues. The remainder of the quarter was fairly uneventful, as news on the international front was relatively quiet and tensions between Russia and Ukraine moderated while economic numbers domestically continued to rebound from the tough first quarter. In the Federal Reserve's mid-June statement they again noted economic activity had picked up and that labor market indicators showed further signs of improvement, leading them to decrease total asset purchases by $10 billion for the fifth time in seven months to $35 billion. Although the markets showed some volatility throughout the quarter, ultimately the S&P 500 and Dow Jones both hit all-time highs late in the quarter.

The utilities sector performed best over the period as investors seeking yield turned to the sector as rates on the 10 year US Treasury dipped and remained below 3% during the first half of the year. The energy sector also posted strong returns as crude oil prices pushed higher. Concerns about consumer spending and weather related issues pressured the consumer discretionary sector as it was the worst performing sector over the period.

The Fund returned 9.30%* for the six months ended June 30, 2014 while the S&P 500 gained 7.14% and the Morningstar Large-Cap Growth Category average was up 4.68%. Key contributions to the relative performance of the Fund included stock selection in the information technology, materials, and energy sectors. Detracting from relative performance was stock selection in the consumer staples sector.

The Fund is managed using a blended growth and income investment strategy. We seek to invest primarily in domestic common stocks, balancing investments between growth & dividend paying stocks, depending on where we see the best value. We also try to emphasize companies we believe offer both attractive investment opportunities and demonstrate a positive awareness of their impact on the society in which they operate.

If you would like more frequent updates, visit our website at www.integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

The Portfolio Management Team

The views expressed are those of The Portfolio Management Team of Viking Fund Management. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.83%. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.36%.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

INTEGRITY GROWTH & INCOME FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment in the Fund and the S&P 500 Index

	Integrity Growth & Income Fund without sales charge	Integrity Growth & Income Fund with maximum sales charge	S&P 500 Index
12/31/03	$10,000	$9,500	$10,000
12/31/04	$11,189	$10,629	$11,088
12/30/05	$12,232	$11,620	$11,633
12/29/06	$14,073	$13,369	$13,470
12/31/07	$15,194	$14,434	$14,210
12/31/08	$11,083	$10,528	$8,953
12/31/09	$12,584	$11,954	$11,322
12/31/10	$14,747	$14,009	$13,028
12/30/11	$15,046	$14,294	$13,303
12/31/12	$17,100	$16,244	$15,432
12/31/13	$21,847	$20,754	$20,430
6/30/14	$23,878	$22,684	$21,887

Average Annual Total Returns for the periods ending June 30, 2014

	1 year	3 year	5 year	10 year	Since Inception (January 3, 1995)
Without sales charge	26.55%	13.45%	16.56%	8.60%	9.13%
With sales charge (5.00%)	20.21%	11.54%	15.37%	8.05%	8.85%

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund's performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

The results prior to August 1, 2009 were achieved while the Fund was managed by a different investment adviser. The current investment adviser may produce different investment results than those achieved by the previous investment adviser.

INTEGRITY HIGH INCOME FUND

DEAR SHAREHOLDERS:

Enclosed is the report of the operations for the Integrity High Income Fund (the "High Income Fund" or "Fund") for the six months ended June 30, 2014. The Fund's portfolio and related financial statements are presented within for your review.

Market Recap

After a difficult January, the high yield bond market enjoyed strong returns in February as investors continued to be enticed by the sound fundamental condition of most high yield issuers and the attractive yields of the asset class. Healthy reports of fourth-quarter earnings appeared to boost investor sentiment. The Federal Reserve (Fed) remained on track to reduce asset purchases in March, but reiterated that future stimulus withdrawal was not on a preset schedule. Fed guidance and the timing of rate hikes in the U.S. created some ambiguity in the market but high yield held up well in March, absorbing the rise in Treasury yields satisfactorily. In the second quarter, high yield benefitted from a combination of tighter spreads and a relatively stable rate environment. Driven by concerns about the strength and sustainability of the global recovery, global central banks remained highly accommodative, driving global rates lower throughout the quarter. Volatility continued to decline as the Volatility Index (VIX) was below 11 for the first time since the first quarter of 2007. Given the continued rally in global rates and the prolonged period of low volatility, demand for high yield remained robust and the high yield market benefitted from the persistent lack of yield in the broader fixed income markets.

Through June, high yield recorded positive returns for 10 consecutive months, while posting a year-to-date return of 5.46% (as measured by the Barclays Capital U.S. Corporate High Yield Bond Index). Spreads moved a remarkable 45 basis points (bps) tighter during the period, ending at 337 bps. Excess returns were very strong as high yield outperformed five-year Treasuries by over 350 bps year to date. Although high yield returned in six months what many had forecasted for the entire year, high yield now resides middle of the pack versus other fixed income sectors, having outperformed five-year Treasuries (GA05), 1.92%, and U.S. Aggregate (D0A0), 4.17%, while trailing emerging markets (EMCB), 6.34%; investment grade (C0A0), 5.94%; and 10-year Treasuries (GA10), 6.13%. Duration remained an important driver of performance. Within high yield, longer-duration BBs continued to lead year-to-date, returning 5.85%, besting Bs, 5.00%, and CCCs, 5.80%.

Despite the slow start to the year, new issuance was more than $209 billion year to date. Companies remained disciplined as refinancing accounted for 60% of the use of proceeds, while acquisition financing comprised 21%. Fund flows remained strong at more than $7 billion year to date. Defaults (ex-TXU) remain extremely low at 0.70% on a trailing 12-month par-weighted basis and were expected to remain well below 2% through 2015.

Portfolio Performance and Positioning

For the six months ending June 30, the Integrity High Income Fund returned 4.39%* (A Class Shares, net of fees) and 4.00%* (C Class Shares, net of fees) compared to its benchmark, the Barclays Capital U.S. Corporate High Yield Bond Index, which returned 5.46%, and the Morningstar High Yield category, which returned 4.83%. The Portfolio underperformed its benchmark (on a net-of-fees basis) during the period due to security selection in the retailers, gaming and banking sectors. The largest detractors came from relative weightings in Caesars Entertainment Corporation, Gymboree Corporation, Claire's Stores, Telecom Italia SPA and Royal Bank of Scotland. Alternatively, relative contributions from security selection in the independent energy, chemicals and media cable sectors benefited performance for the year-to-date period. Specifically, relative weightings in Sprint Corporation, Reichhold Industries, DISH DBS Corporation, Nuveen Investments and HCA enhanced results.

Compared to the benchmark at June 30, the Fund was overweight in healthcare, technology and chemicals due to our view of the relative value opportunities within those sectors. The Fund was underweight in banking/financials, metals and mining and electric utilities because we have not found these sectors compelling due to challenging fundamental outlooks or rich valuations.

Market Outlook

U.S. economic momentum has improved in the second quarter and we anticipate that corporate earnings will continue to strengthen throughout this year and corporate balance sheets will remain supportive of the high yield market. Extending debt maturity profiles through refinancing will persist with attractive financing rates. Merger-and-acquisition activity, which has been generally constructive for high yield companies, should continue to accelerate in 2014. Default rates are still forecasted to remain below 2% (excluding TXU) through 2015, underscoring the strength of company fundamentals. Given current spread levels and relative low absolute yields, high yield has become more positively correlated to U.S. Treasury rates than historically. Importantly, despite year-to-date performance, we expect high yield to exhibit positive relative performance versus most other fixed income assets in 2014. Our base-case scenario is for high yield to provide carry offset somewhat by the eventual rise in underlying Treasury rates. If Treasury rates readjust more aggressively, we expect spread and performance volatility to re-emerge around technical pressures resulting from retail fund flows. This increased volatility should also expand dispersion of returns among individual issuers and sectors. We will continue to utilize our bottom-up, individual security selection investment process to capitalize on dislocations in value and market opportunities.

If you would like more frequent updates, visit our website at www.integrityvikingfunds.com for daily prices along with pertinent Fund information.

Sincerely,

Robert L. Cook Managing Director J.P. Morgan Investment Management, Inc.	Thomas G. Hauser Vice President J.P. Morgan Investment Management, Inc.

The views expressed are those of Robert L. Cook, Senior Portfolio Manager and Managing Director, and Thomas G. Hauser, Vice President, J.P. Morgan Investment Management, Inc. ("JPMIM"), sub-adviser to the Fund. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity Viking family of funds.

*

Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.66% for Class A and 2.41% for Class C. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.15% for Class A and 1.90% for Class C.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

INTEGRITY HIGH INCOME FUND

PERFORMANCE (unaudited)

Comparison of change in value of a $10,000 investment in the Fund and the Barclays Capital U.S. Corporate High-Yield Bond Index

	Integrity High Income Fund Class A without sales charge	Integrity High Income Fund Class A with maximum sales charge	Barclays Capital U.S. Corporate High Yield Bond Index
4/30/04	$10,000	$9,579	$10,000
12/31/04	$10,981	$10,518	$10,934
12/30/05	$11,803	$11,306	$11,233
12/29/06	$13,061	$12,511	$12,567
12/31/07	$11,746	$11,251	$12,803
12/31/08	$7,724	$7,398	$9,455
12/31/09	$12,015	$11,509	$14,959
12/31/10	$13,625	$13,051	$17,219
12/30/11	$14,219	$13,620	$18,077
12/31/12	$16,241	$15,557	$20,935
12/31/13	$17,268	$16,541	$22,496
6/30/14	$18,027	$17,267	$23,725

Average Annual Total Returns for the periods ending June 30, 2014

	1 year	3 year	5 year	10 year	Since Inception (April 30, 2004)
Class A Without sales charge	10.18%	8.29%	12.70%	5.84%	5.97%
Class A With sales charge (4.25%)	5.46%	6.74%	11.74%	5.38%	5.52%
Class C Without CDSC	9.35%	7.48%	11.89%	5.06%	5.14%
Class C With CDSC (1.00%)	8.35%	7.48%	11.89%	5.06%	5.14%

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund's performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

The results prior to August 1, 2009 were achieved while the Fund was managed by a different investment adviser. The current investment adviser may produce different investment results than those achieved by the previous investment adviser.

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND

PORTFOLIO MARKET SECTORS June 30, 2014 (unaudited)

Energy	69.2%
Industrials	12.1%
Cash Equivalents and Other	8.2%
Materials	6.4%
Utilities	4.1%
100.0%

Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes.

These percentages are based on net assets and are subject to change.

SCHEDULE OF INVESTMENTS June 30, 2014 (unaudited)

	Shares	Fair Value

COMMON STOCKS (91.8%)

Energy (69.2%)
*Antero Resources Corp	177,000	$11,616,510
Baker Hughes Inc	330,000	24,568,500
*C&J Energy Services Inc	376,000	12,701,280
*Cameron International Corp	350,000	23,698,500
CARBO Ceramics Inc	55,000	8,476,600
Cimarex Energy Co.	121,000	17,358,660
*Concho Resources Inc	102,000	14,739,000
*Continental Resources Inc	60,000	9,482,400
Delek US Holdings Inc	320,000	9,033,600
*Diamondback Energy	121,000	10,744,800
*Dresser-Rand Group Inc	185,000	11,790,050
EOG Resources Inc	287,000	33,538,820
Enbridge Inc	375,000	17,801,250
Exterran Holdings	245,000	11,022,550
Exxon Mobil Corp	170,000	17,115,600
*FMC Technologies, Inc.	170,000	10,381,900
*Gulfport Energy Corp	175,000	10,990,000
Halliburton Company	770,000	54,677,700
Helmerich & Payne Inc	142,000	16,487,620
HollyFrontier Corp	257,000	11,228,330
Kinder Morgan Inc	520,000	18,855,200
Marathon Oil Corp	140,000	5,588,800
National Oilwell Varco Inc	292,000	24,046,200
*Oasis Petroleum	466,000	26,044,740
*ONEOK Inc	220,000	14,977,600
*PDC Energy Inc	152,000	9,598,800
Patterson-Uti Energy Inc	330,000	11,530,200
Phillips 66	282,000	22,681,260
Pioneer Natural Resources	117,000	26,887,770
RPC Inc	480,000	11,275,200
*Sanchez Energy Corp	342,000	12,855,780
Schlumberger Ltd	160,000	18,872,000
Semgroup Corp	189,000	14,902,650
Spectra Energy Corp	130,000	5,522,400
Superior Energy Services	587,000	21,214,180
Tesoro Corp	162,000	9,504,540
TransCanada Corp	185,000	8,828,200
*Triangle Petroleum Corp	1,300,000	15,275,000
Valero Energy Corp	292,000	14,629,200
*Whiting Petroleum Corp	220,000	17,655,000
Williams Companies Inc	311,000	18,103,310
		666,301,700
Industrials (12.1%)
Canadian Pacific Railway LTD	105,000	19,019,700
*Chart Industries Inc	70,000	5,791,800
Chicago Bridge & Iron	135,000	9,207,000
Fluor Corp	373,000	28,683,700
*Quanta Services, Inc.	550,000	19,019,000
Trinity Industries Inc	436,000	19,061,920
Union Pacific Corp	161,000	16,059,750
		116,842,870
Materials (6.4%)
*Flotek Industries Inc	225,000	7,236,000
US Silica Holdings Inc	415,000	23,007,600
Westlake Chemical Corp	182,000	15,244,320
Lyondellbasell Indu Class A	166,000	16,209,900
		61,697,820
Utilities (4.1%)
#MDU Resources Group Inc	1,120,000	39,312,000

TOTAL COMMON STOCKS (COST: $669,307,918)		$884,154,390

SHORT-TERM SECURITIES (7.8%)	Shares
^Wells Fargo Advantage Cash Investment Money Market Fund 0.010% (COST: $75,156,658)	75,156,658	$75,156,658

TOTAL INVESTMENTS IN SECURITIES (COST: $744,464,576) (99.6%)		$959,311,048
OTHER ASSETS LESS LIABILITIES (0.4%)		3,662,857

NET ASSETS (100.0%)		$962,973,905

*	Non-income producing

^	Variable rate security; rate shown represents rate as of June 30, 2014.

#	Illiquid security. See Note 2.

The accompanying notes are an integral part of these financial statements.

INTEGRITY DIVIDEND HARVEST FUND

PORTFOLIO MARKET SECTORS June 30, 2014 (unaudited)

Consumer Staples	26.3%
Energy	15.6%
Utilities	15.5%
Consumer Discretionary	7.3%
Financials	6.9%
Industrials	6.8%
Telecommunication Services	6.8%
Health Care	6.7%
Materials	4.2%
Information Technology	3.3%
Cash Equivalents and Other	0.6%
100.0%

Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes.

These percentages are based on net assets and are subject to change.

SCHEDULE OF INVESTMENTS June 30, 2014 (unaudited)

	Shares	Fair Value
COMMON STOCKS (99.4%)

Consumer Discretionary (7.3%)
Leggett & Platt Inc	11,500	$394,220
McDonalds Corp	8,500	856,290
Target Corp	7,500	434,625
		1,685,135
Consumer Staples (26.3%)
Altria Group Inc	27,500	1,153,350
Coca-Cola Co/The	20,800	881,088
General Mills Inc	7,000	367,780
Kimberly-Clark Corp	7,300	811,906
PepsiCo Inc	8,900	795,126
Procter & Gamble Co/The	14,200	1,115,978
Reynolds American Inc.	3,300	199,155
Sysco Corp	9,400	352,030
Walmart Stores, Inc	5,500	412,885
		6,089,298
Energy (15.6%)
Chevron Corp	8,600	1,122,730
HollyFrontier Corp	10,000	436,900
Kinder Morgan Inc	13,400	485,884
Occidental Petroleum Corp	3,500	359,205
Spectra Energy Corp	10,200	433,296
Williams Companies Inc	13,500	785,835
		3,623,850
Financials (6.9%)
Cincinnati Financial Corp	7,500	360,300
JP Morgan Chase & Co	2,900	167,098
Mercury General Corp	7,500	352,800
Old Republic Intl Corp	13,000	215,020
Wells Fargo & Company	9,600	504,576
		1,599,794
Health Care (6.7%)
Glaxosmithkline PLC - ADR	7,700	411,796
Johnson & Johnson	11,000	1,150,820
		1,562,616
Industrials (6.8%)
Emerson Electric Co	10,500	696,780
General Electric Co	24,500	643,860
Waste Management	5,000	223,650
		1,564,290
Information Technology (3.3%)
Intel Corp	10,000	309,000
Microsoft Corp	11,100	462,870
		771,870
Materials (4.2%)
Air Products & Chemical	3,500	450,170
Dow Chemical Co/The	7,500	385,950
Lyondellbasell Indu Class A	1,500	146,475
		982,595
Telecommunication Services (6.8%)
AT&T Inc	31,100	1,099,696
Verizon Communications Inc	9,500	464,835
		1,564,531
Utilities (15.5%)
Alliant Energy Corp	8,100	492,966
American Electric Power	7,000	390,390
Consolidated Edison Inc	16,000	923,840
Dominion Resources	6,000	429,120
Duke Energy Corp	6,000	445,140
MDU Resources Group Inc	17,000	596,700
Vectren Corp	7,200	306,000
		3,584,156

TOTAL COMMON STOCKS (COST: $20,416,419)		$23,028,135

SHORT-TERM SECURITIES (1.0%)	Shares
^Wells Fargo Advantage Cash Investment Money Market Fund 0.010% (COST: $238,274)	238,274	$238,274

TOTAL INVESTMENTS IN SECURITIES (COST: $20,654,693) (100.4%)		$23,266,409
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.4%)		(94,361)

NET ASSETS (100.0%)		$23,172,048

^	Variable rate security; rate shown represents rate as of June 30, 2014.

ADR -	American Depository Receipt

The accompanying notes are an integral part of these financial statements.

INTEGRITY GROWTH & INCOME FUND

PORTFOLIO MARKET SECTORS June 30, 2014 (unaudited)

Financials	15.2%
Information Technology	14.5%
Consumer Discretionary	13.8%
Health Care	10.8%
Industrials	10.3%
Energy	8.8%
Materials	6.9%
Consumer Staples	6.5%
Utilities	6.4%
Cash Equivalents and Other	4.9%
Telecommunication Services	1.9%
100.0%

Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes.

These percentages are based on net assets and are subject to change.

SCHEDULE OF INVESTMENTS June 30, 2014 (unaudited)

	Shares	Fair Value
COMMON STOCKS (95.1%)

Consumer Discretionary (13.8%)
CBS Corp	12,000	$745,680
General Motors Co	15,700	569,910
Lowe's Companies Inc	9,000	431,910
McDonalds Corp	4,500	453,330
Starbucks Corp	10,500	812,490
*Tesla Motors, Inc	1,500	360,090
Walt Disney Company	18,000	1,543,320
		4,916,730
Consumer Staples (6.5%)
Kimberly-Clark Corp	5,500	611,710
Mondelez International Inc	20,000	752,200
PepsiCo Inc	7,500	670,050
Whole Foods Market Inc.	7,500	289,725
		2,323,685
Energy (8.8%)
Chevron Corp	3,000	391,650
Halliburton Company	11,000	781,110
Phillips 66	7,000	563,010
Pioneer Natural Resources	2,000	459,620
Valero Energy Corp	7,500	375,750
Williams Companies Inc	10,000	582,100
		3,153,240
Financials (15.2%)
BlackRock Inc	2,600	830,960
JP Morgan Chase & Co	25,000	1,440,500
MetLife Inc	21,700	1,205,652
US Bancorp	17,000	736,440
Wells Fargo & Company	23,000	1,208,880
		5,422,432
Health Care (10.8%)
*Express Scripts Holding Co	7,000	485,310
*Gilead Sciences Inc	9,000	746,190
Johnson & Johnson	8,500	889,270
ST Jude Medical Inc	10,000	692,500
Thermo Fisher Scientific Inc	8,650	1,020,700
		3,833,970
Industrials (10.3%)
*Chart Industries Inc	1,700	140,658
Fluor Corp	8,000	615,200
General Electric Co	35,000	919,800
*Quanta Services, Inc.	14,000	484,120
*Solarcity Corp	3,000	211,800
Union Pacific Corp	9,000	897,750
Eaton Corp PLC	5,000	385,900
		3,655,228
Information Technology (14.5%)
Apple Inc	10,500	975,765
*Cognizant Technology Solutions Corp	10,000	489,100
*Google Inc - Class A	950	555,437
Himax Technologies Inc	35,000	240,100
Intel Corp	10,000	309,000
Micron Technology	28,000	922,600
Qualcomm Inc	8,300	657,360
*QuikLogic Corp	30,000	155,100
*SunEdison Inc	22,500	508,500
Xerox Corp	30,000	373,200
		5,186,162
Materials (6.9%)
Dow Chemical Co/The	9,000	463,140
Huntsman Corp	27,000	758,700
Sealed Air	11,300	386,121
Lyondellbasell Indu Class A	8,800	859,320
		2,467,281
Telecommunication Services (1.9%)
AT&T Inc	19,000	671,840

Utilities (6.4%)
American Electric Power	12,000	669,240
MDU Resources Group Inc	45,500	1,597,050
		2,266,290

TOTAL COMMON STOCKS (COST: $27,796,830)		$33,896,858

SHORT-TERM SECURITIES (4.6%)	Shares
^Wells Fargo Advantage Cash Investment Money Market Fund 0.010% (COST: $1,646,250)	1,646,250	$1,646,250

TOTAL INVESTMENTS IN SECURITIES (COST: $29,443,080) (99.7%)		$35,543,108
OTHER ASSETS LESS LIABILITIES (0.3%)		102,987

NET ASSETS (100.0%)		$35,646,095

*	Non-income producing

^	Variable rate security; rate shown represents rate as of June 30, 2014.

The accompanying notes are an integral part of these financial statements.

INTEGRITY HIGH INCOME FUND

PORTFOLIO MARKET SECTORS June 30, 2014 (unaudited)

Consumer Discretionary	25.0%
Telecommunication Services	11.9%
Industrials	10.6%
Health Care	9.6%
Energy	9.4%
Financials	8.1%
Information Technology	6.7%
Cash Equivalents and Other	6.4%
Materials	6.3%
Consumer Staples	5.0%
Utilities	1.0%
100.0%

Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes.

These percentages are based on net assets and are subject to change.

SCHEDULE OF INVESTMENTS June 30, 2014 (unaudited)

	Principal Amount	Fair Value
CORPORATE BONDS (93.6%)

Consumer Discretionary (25.0%)
AMC Entertainment Holdings 9.750% 12/1/20	$135,000	$153,900
Academy Ltd -144A 9.250% 8/1/19	70,000	75,075
Allegion US Holdings Co - 144A 5.750% 10/1/21	30,000	31,575
Allison Transmission Inc - 144A 7.125% 5/15/19	125,000	133,750
American Axle & MFG Inc 7.750% 11/15/19	50,000	57,625
BC Mountain LLC - 144A 7.000% 2/1/21	20,000	19,350
BCP Singapore Vi Caymn - 144A 8.000% 4/15/21	35,000	35,787
*Caesars Entertainment 8.500% 2/15/20	155,000	130,975
Caesars Operating Escrow 9.000% 2/15/20	275,000	229,969
CCO Holdings LLC/CAP Corp 7.000% 1/15/19	155,000	163,525
CCO Holdings LLC/CAP Corp 7.375% 6/1/20	60,000	65,400
CCO Holdings LLC/Cap Corp 5.250% 3/15/21	40,000	41,000
(1)Chinos Intermediate Holdings - 144A 7.750% 5/1/19	50,000	50,125
Chrysler GP/CG CO-Issuer 8.250% 6/15/21	400,000	452,000
Cinemark USA Inc 7.375% 6/15/21	60,000	66,150
Cinemark USA Inc 4.875% 6/1/23	45,000	44,887
Claires Stores Inc 8.875% 3/15/19	75,000	65,250
Claire's Stores Inc - 144A 9.000% 3/15/19	160,000	166,600
Clear Channel Communication 9.000% 3/1/21	160,000	171,200
Clear Channel Worldwide 7.625% 3/15/20	5,000	5,350
Clear Channel Worldwide 7.625% 3/15/20	125,000	134,844
Clear Channel Worldwide 6.500% 11/15/22	95,000	101,413
*Clear Channel Worldwide 6.500% 11/15/22	245,000	263,987
CSC Holdings LLC 8.625% 2/15/19	110,000	130,763
Dana Holding Corp 5.375% 9/15/21	20,000	20,900
Dana Holding Corp 6.000% 9/15/23	55,000	58,300
Dish DBS Corp 7.875% 9/1/19	160,000	190,000
Dish DBS Corp 6.750% 6/1/21	145,000	165,300
*Dish DBS Corp 5.875% 7/15/22	200,000	217,000
Dish DBS Corp 5.125% 5/1/20	5,000	5,256
General Motors Co - 144A 4.875% 10/2/23	230,000	242,075
General Motors Finl Co 2.750% 5/15/16	35,000	35,525
General Motors Finl Co 3.250% 5/15/18	15,000	15,225
General Motors Finl Co 4.250% 5/15/23	35,000	34,956
Goodyear Tire & Rubber 6.500% 3/1/21	45,000	48,825
Goodyear Tire & Rubber Corp 8.750% 8/15/20	45,000	53,325
Goodyear Tire & Rubber Corp 8.250% 8/15/20	90,000	98,775
Gymboree Corp 9.125% 12/1/18	90,000	60,075
Hanesbrands Inc 6.375% 12/15/20	75,000	81,094
Harrahs Operating Co Inc 11.250% 6/1/17	160,000	146,400
Harrahs Operating Co Inc 10.000% 12/15/18	60,000	22,987
HD Supply Inc 8.125% 4/15/19	130,000	142,837
HD Supply Inc 11.000% 4/15/20	50,000	58,937
HD Supply Inc 11.500% 7/15/20	75,000	90,187
Hearthside Group Hlds/FI - 144A 6.500% 5/1/22	15,000	14,962
Hilton Worldwide Finance - 144A 5.625% 10/15/21	55,000	58,437
Hughes Satellite Systems Corp 6.500% 6/15/19	70,000	78,050
Inventiv Health Inc - 144A 11.000% 8/15/18	35,000	33,425
Inventiv Health Inc - 144A 11.000% 8/15/18	50,000	47,625
Inventiv Health Inc - 144A 9.000% 1/15/18	85,000	91,375
Isle of Capri Casinos 5.875% 3/15/21	55,000	55,619
JC Penney Corp 5.750% 2/15/18	35,000	32,200
JC Penney Corp 6.375% 10/15/36	65,000	52,975
JC Penney Corp 7.950% 4/1/17	15,000	15,150
Limited Brands Inc 6.625% 4/1/21	100,000	113,625
Lynx I Corp - 144A 5.375% 4/15/21	200,000	210,000
Marina District Fin 9.875% 8/15/18	135,000	142,425
McGraw-Hill Global ED 9.750% 4/1/21	40,000	45,900
MGM Resort Intl 6.750% 10/1/20	170,000	189,762
MGM Resort Intl 7.750% 3/15/22	90,000	105,525
MGM Resorts Intl 5.250% 3/31/20	230,000	239,200
(1)Michaels Finco Hldg/Inc - 144A 7.500% 8/1/18	45,000	45,956
Michaels Stores Inc 7.750% 11/1/18	150,000	158,625
Neiman Marcus - 144A 8.000% 10/15/21	40,000	43,100
(1)Neiman Marcus - 144A 8.750% 10/15/21	45,000	49,050
Nexeo Solutions LLC/Corp 8.375% 3/1/18	65,000	65,650
Nexstar Broadcasting, Inc 6.875% 11/15/20	95,000	102,362
Nielsen Finance LLC - 144A 5.000% 4/15/22	50,000	50,375
Numericable Group SA - 144A 6.000% 5/15/22	200,000	208,000
Party City Holdings Inc 8.875% 8/1/20	140,000	155,050
Petco Animal Supplies - 144A 9.250% 12/1/18	35,000	37,581
Polymer Group Inc 7.750% 2/1/19	120,000	127,500
Quebecor Media 5.750% 1/15/23	105,000	107,887
Radio Systems Corp - 144A 8.375% 11/1/19	80,000	88,300
Regal Entertainment Grp 5.750% 3/15/22	20,000	20,750
RHP Hotel PPTY 5.000% 4/15/21	130,000	129,675
RKI EXP & Prod - 144A 8.500% 8/1/21	60,000	65,100
RSI Home Products Inc - 144A 6.875% 3/1/18	30,000	31,950
Sabre Inc - 144A 8.500% 5/15/19	117,000	129,870
Sally Holdings 6.875% 11/15/19	75,000	81,188
Sally Holdings 5.750% 6/1/22	50,000	53,250
Serta Simmons Hldgs LLC - 144A 8.125% 10/1/20	200,000	217,000
Service Corp Intl 7.625% 10/1/18	25,000	29,313
Service Corp Intl 7.500% 4/1/27	120,000	132,600
Service Corp Intl - 144A 5.375% 5/15/24	40,000	40,900
Servicemaster Company 7.000% 8/15/20	65,000	69,144
Sirius XM Radio INC - 144A 4.250% 5/15/20	130,000	128,213
Sirius XM Radio INC - 144A 5.750% 8/1/21	55,000	57,750
Sirius XM Radio INC - 144A 6.000% 7/15/24	40,000	41,600
Tempur Pedic Internation 6.875% 12/15/20	30,000	32,850
Time Inc - 144A 5.750% 4/15/22	55,000	55,550
Uncle Acquistion 2010 8.625% 2/15/19	120,000	114,000
Vail Resorts Inc 6.500% 5/1/19	150,000	157,688
Videotron Ltd 5.000% 7/15/22	25,000	25,688
William Carter - 144A 5.250% 8/15/21	15,000	15,637
Zayo Escrow Corp 8.125% 1/1/20	65,000	70,850

		9,044,736
Consumer Staples (5.0%)
Armored AutoGroup Inc 9.250% 11/1/18	75,000	78,938
B&G Foods Inc 4.625% 6/1/21	25,000	25,062
Bumble Bee Acquisition - 144A 9.000% 12/15/17	128,000	136,640
Central Garden & Pet Co 8.250% 3/1/18	150,000	155,625
Chiquita Brands Intl 7.875% 2/1/21	93,000	101,254
Constellation Brands Inc 3.750% 5/1/21	35,000	34,781
Del Monte Corp 7.625% 2/15/19	127,000	132,347
Mem Prod Part LP/Fin Corp 7.625% 5/1/21	60,000	62,775
Post Holdings Inc 7.375% 2/15/22	100,000	108,125
Post Holdings Inc - 144A 7.375% 2/15/22	45,000	48,656
Post Holdings Inc - 144A 6.750% 12/1/21	50,000	53,125
Post Holdings Inc - 144A 6.000% 12/15/22	20,000	20,400
Reynolds Group 5.750% 10/15/20	145,000	152,975
Reynolds GRP ISS/Reynold 9.875% 8/15/19	200,000	221,500
Reynolds GRP ISS/Reynold 9.000% 4/15/19	300,000	317,625
Rite Aid Corp 9.250% 3/15/20	45,000	51,300
Sally Holdings 5.500% 11/1/23	20,000	20,600
Spectrum Brands Hldgs 6.750% 3/15/20	50,000	53,625
Spectrum Brands Inc 6.375% 11/15/20	25,000	26,875
Spectrum Brands Inc 6.625% 11/15/22	25,000	27,063
		1,829,291
Energy (9.4%)
Access Midstream Partner 4.875% 5/15/23	30,000	31,612
Access Midstream Partner 5.875% 4/15/21	30,000	32,100
Antero Resources Corp 5.375% 11/1/21	40,000	41,500
Arch Coal Inc 7.000% 6/15/19	40,000	30,300
Arch Coal Inc 7.250% 6/15/21	105,000	76,650
Arch Coal Inc - 144A 8.000% 1/15/19	20,000	19,800
Athlon Holdings LP/Fin - 144A 6.000% 5/1/22	40,000	41,400
Atwood Oceanics Inc 6.500% 2/1/20	70,000	74,638
Baytex Energy Corp - 144A .125% 6/1/21	25,000	25,156
Berry Petroleum Co 6.375% 9/15/22	45,000	47,925
Breitburn Energy Partner 8.625% 10/15/20	75,000	82,500
Breitburn Energy Partner 7.875% 4/15/22	30,000	32,475
Chesapeake Energy Corp 6.875% 11/15/20	25,000	29,000
Chesapeake Energy Corp 6.625% 8/15/20	80,000	92,000
Chesapeake Energy Corp 6.125% 2/15/21	20,000	22,400
Chesapeake Energy Corp 3.479% 4/15/19	25,000	25,281
Chesapeake Energy Corp 4.875% 4/15/22	45,000	46,575
Chesapeake Midstream PT 6.125% 7/15/22	65,000	71,825
Consol Energy Inc - 144A 5.875% 4/15/22	35,000	36,662
Denbury Resources Inc 4.625% 7/15/23	50,000	48,510
Denbury Resources Inc - 144A 5.500% 5/1/22	75,000	76,687
EP Ener/Everest Acq Fin 7.750% 9/1/22	75,000	84,563
EV Energy Partners 8.000% 4/15/19	135,000	141,750
Halcon Resources Corp 8.875% 5/15/21	105,000	112,875
Halcon Resources Corp 9.750% 7/15/20	15,000	16,369
Halcon Resources Corp 9.250% 2/15/22	30,000	32,775
Hiland Part Lp/Corp - 144A 7.250% 10/1/20	60,000	65,400
Kinder Morgan Inc - 144A 5.000% 2/15/21	45,000	46,687
Kodiak Oil & Gas Corp 8.125% 12/1/19	100,000	110,750
Kodiak Oil & Gas Corp 5.500% 1/15/21	10,000	10,425
Kodiak Oil & Gas Corp 5.500% 2/1/22	10,000	10,375
Laredo Petroleum Inc 5.625% 1/15/22	20,000	20,675
Legacy Reserves/Finance 8.000% 12/1/20	70,000	75,250
Legacy Reserves/Finance - 144A 6.625% 12/1/21	40,000	40,600
Lightstream Resources - 144A 8.625% 2/1/20	30,000	31,500
Linn Energy LLC 7.750% 2/1/21	155,000	167,206
Markwest Energy Part/Fin 6.500% 8/15/21	5,000	5,400
Markwest Energy Part/Fin 5.500% 2/15/23	75,000	79,875
Meg Energy Corp - 144A 6.375% 1/30/23	75,000	79,687
Meg Energy Corp - 144A 7.000% 3/31/24	60,000	66,150
Midstates Petro Inc 10.750% 10/1/20	40,000	45,400
Midstates Petro Inc 9.250% 6/1/21	45,000	49,387
Oasis Petroleum Inc - 144A 6.875% 3/15/22	55,000	59,950
Peabody Energy Corp 6.250% 11/15/21	100,000	99,625
Plains Exploration & Production 6.875% 2/15/23	85,000	99,450
QR Energy LP/QRE Finance 9.250% 8/1/20	70,000	76,475
Regency Energy Partners 5.500% 4/15/23	50,000	52,250
Regency Energy Partners 5.875% 3/1/22	20,000	21,725
Rentech NIT Part/Finance - 144A 6.500% 4/15/21	45,000	45,450
Sanchez Energy Corp- 144A 6.125% 1/15/23	15,000	15,488
Sandridge Energy Inc 7.500% 3/15/21	55,000	59,606
Sandridge Energy Inc 8.125% 10/15/22	80,000	88,100
Tervita Corp - 144A 8.000% 11/15/18	50,000	52,000
Tesoro Corp 5.875% 10/1/20	60,000	63,300
Tesoro Corp 6.125% 10/15/21	45,000	48,038
Tesoro Corp - 144A 5.875% 10/1/20	30,000	31,650
Trinidad Drilling Ltd - 144A 7.875% 1/15/19	80,000	84,600
Vanguard Nat Res/VNR Fin 7.875% 4/1/20	45,000	48,713
Whiting Petroleum Corp 5.750% 3/15/21	155,000	169,725
		3,394,240
Financials (8.1%)
Ally Financial Inc 6.250% 12/1/17	130,000	145,275
Ally Financial Inc 7.500% 9/15/20	200,000	241,000
Ally Financial Inc 2.908% 7/18/16	55,000	56,478
Ally Financial Inc 4.750% 9/10/18	5,000	5,306
*Ally Financial Inc 3.500% 1/27/19	200,000	201,940
Avaya Inc - 144A 7.000% 4/1/19	115,000	115,000
(3)*Bank of America Corp 8.000% 12/29/49	165,000	182,615
Cit Group Inc 5.250% 3/15/18	85,000	91,269
Cit Group Inc 4.250% 8/15/17	10,000	10,431
Cit Group Inc 3.875% 2/19/19	120,000	121,872
Cit Group Inc - 144A 5.500% 2/15/19	70,000	75,863
Corrections Corp of America 4.125% 4/1/20	85,000	84,362
Corrections Corp of America 4.625% 5/1/23	40,000	39,200
Denali Borrower - 144A 5.625% 10/15/20	120,000	127,200
Geo Group Inc 6.625% 2/15/21	65,000	69,712
Geo Group Inc 5.875% 1/15/22	65,000	68,250
Intl Lease Fin Corp 5.875% 4/1/19	270,000	297,000
Intl Lease Fin Corp 6.250% 5/15/19	140,000	156,800
Intl Lease Finance Corp 4.625% 4/15/21	65,000	67,112
Nielsen Co Lux Sarl - 144A 5.500% 10/1/21	50,000	51,625
Nuveen Investments Inc - 144A 9.500% 10/15/20	95,000	112,575
Rayonier Am Prod Inc - 144A 5.500% 6/1/24	25,000	25,438
Realogy Corp - 144A 7.875% 2/15/19	120,000	128,400
Realogy Corp - 144A 7.625% 1/15/20	70,000	77,175
*UPCB Fin III LTD - 144A 6.625% 7/1/20	300,000	319,500
WMG Acquisition Corp - 144A 6.000% 1/15/21	36,000	37,170
WMG Acquisition Corp - 144A 5.625% 4/15/22	5,000	5,031
		2,913,599
Health Care (9.6%)
Alere Inc 6.500% 6/15/20	25,000	26,250
Biomet Inc 6.500% 8/1/20	190,000	204,725
Community Health Sys - 144A 5.125% 8/1/21	20,000	20,500
Davita Inc 6.625% 11/1/20	70,000	74,375
DJO Fin LLC/DJO Fin Corp 7.750% 4/15/18	150,000	157,500
DJO Fin LLC/DJO Fin Corp 8.750% 3/15/18	50,000	53,750
DJO Fin LLC/DJO Fin Corp 9.875% 4/15/18	20,000	21,600
Fresenius Med Care II - 144A 5.625% 7/31/19	30,000	32,700
*HCA Holdings Inc 7.750% 5/15/21	275,000	301,469
HCA Holdings Inc 6.250% 2/15/21	30,000	32,212
HCA Inc 6.500% 2/15/20	90,000	101,250
*HCA Inc 7.500% 2/15/22	490,000	565,337
Healthsouth Corp 8.125% 2/15/20	55,000	58,919
Healthsouth Corp 7.750% 9/15/22	49,000	53,471
Hologic Inc 6.250% 8/1/20	115,000	121,325
IMS Health Inc - 144A 6.000% 11/1/20	90,000	94,500
Kinetics Concept/KCI USA 10.500% 11/1/18	145,000	163,850
Radiation Therapy Service 8.875% 1/15/17	60,000	61,950
Radiation Therapy Service 9.875% 4/15/17	50,000	46,000
Tenet Healthcare Corp 6.000% 10/1/20	85,000	92,225
*Tenet Healthcare Corp 8.000% 8/1/20	225,000	243,844
Tenet Healthcare Corp 4.750% 6/1/20	90,000	92,025
Tenet Healthcare Corp 6.750% 2/1/20	20,000	21,725
Tenet Healthcare Corp 4.500% 4/1/21	35,000	35,219
Tenet Healthcare Corp 8.125% 4/1/22	95,000	109,963
USPI Finance Corp 9.000% 4/1/20	90,000	99,338
Valeant Pharmaceuticals - 144A 7.000% 10/1/20	75,000	79,688
Valeant Pharmaceuticals - 144A 6.750% 8/15/21	90,000	95,850
Valeant Pharmaceuticals - 144A 7.250% 7/15/22	105,000	113,400
Valeant Pharmaceuticals - 144A 7.500% 7/15/21	275,000	304,563
		3,479,523
Industrials (10.6%)
Acco Brands Corp 6.750% 4/30/20	165,000	172,837
ADT Corp 3.500% 7/15/22	15,000	13,650
ADT Corp 6.250% 10/15/21	150,000	159,000
Aircastle Ltd 7.625% 4/15/20	40,000	46,700
Aircastle Ltd 4.625% 12/15/18	35,000	36,050
Alliant Techsystems Inc - 144A 5.250% 10/1/21	40,000	41,300
Ashtead Capital Inc - 144A 6.500% 7/15/22	40,000	43,700
Associated Materials Inc 9.125% 11/1/17	45,000	46,688
Avis Budget Car Rental 4.875% 11/15/17	5,000	5,200
Avis Budget Car Rental 5.500% 4/1/23	95,000	97,138
Belden Inc - 144A 5.500% 9/1/22	105,000	108,675
Bombardier Inc - 144A 7.750% 3/15/20	45,000	50,857
Bombardier Inc - 144A 6.125% 1/15/23	90,000	92,700
Building Materials Corp - 144A 6.875% 8/15/18	20,000	20,740
Building Materials Corp - 144A 6.750% 5/1/21	60,000	64,650
CDW LLC/CDW Finance 8.500% 4/1/19	155,000	167,788
CEVA Group Plc - 144A 7.000% 3/1/21	75,000	77,063
Clean Harbors Inc 5.250% 8/1/20	85,000	87,656
Eagle Midco Inc - 144A 9.000% 6/15/18	35,000	36,138
FGI Operating Co LLC 7.875% 5/1/20	80,000	85,200
GenCorp, Inc. 7.125% 3/15/21	120,000	131,100
General Cable Corp - 144A 6.500% 10/1/22	80,000	81,400
Great Lakes Dredge & Dock 7.375% 2/1/19	115,000	120,750
H&E Equipment Services 7.000% 9/1/22	40,000	44,200
Hertz Corp 7.500% 10/15/18	100,000	104,750
Hertz Corp 5.875% 10/15/20	55,000	57,475
Hillman Group Inc 10.875% 6/1/18	105,000	111,431
Hillman Group Inc- 144A 6.375% 7/15/22	30,000	30,000
(1)Interline Brands Inc 10.000% 11/15/18	30,000	32,100
Iron Mountain Inc 6.000% 8/15/23	75,000	81,094
Jack Cooper Holdings Corp - 144A 9.250% 6/1/20	75,000	82,500
(1)JCH Parent Inc - 144A 10.500% 3/15/19	30,000	30,075
Kratos Defense & Sec - 144A 7.000% 5/15/19	75,000	78,000
Manitowoc Company Inc 8.500% 11/1/20	120,000	133,800
Mueller Water Products 8.750% 9/1/20	40,000	44,450
NXP BV/NXP Funding LLC - 144A 5.750% 2/15/21	200,000	210,250
Oshkosh Corp 8.500% 3/1/20	65,000	70,200
Oshkosh Corp - 144A 5.375% 3/1/22	5,000	5,150
Renaissance Acquisition - 144A 6.875% 8/15/21	35,000	36,750
Sensata Technologies - 144A 6.500% 5/15/19	155,000	164,881
Terex Corp 6.500% 4/1/20	65,000	70,558
Terex Corp 6.000% 5/15/21	115,000	123,913
Transdigm Inc - 144A 6.000% 7/15/22	15,000	15,413
Transdigm Inc - 144A 6.500% 7/15/24	10,000	10,413
Trinseo Op / Fin 8.750% 2/1/19	95,000	102,363
Triumph Group Inc 4.875% 4/1/21	80,000	79,800
United Rentals North Am 8.250% 2/1/21	150,000	166,875
UR Financing Escrow Corp 7.625% 4/15/22	30,000	33,675
UR Financing Escrow Corp 7.375% 5/15/20	80,000	88,400
Watco Cos LLC/Finance Co - 144A 6.375% 4/1/23	45,000	45,900
		3,841,396
Information Technology (6.7%)
ACI Worldwide Inc - 144A 6.375% 8/15/20	55,000	57,887
Amkor Technologies Inc 6.625% 6/1/21	45,000	47,925
Amkor Technology Inc 6.375% 10/1/22	65,000	69,225
Anixter Inc 5.625% 5/1/19	40,000	42,950
Aspect Software Inc 10.625% 5/15/17	75,000	78,844
Audatex North America Inc - 144A 6.000% 6/15/21	95,000	101,413
Blackboard Inc - 144A 7.750% 11/15/19	65,000	67,925
Cogent Comm Finance Inc 5.625% 4/15/21	60,000	59,550
Commscope Inc - 144A 5.000% 6/15/21	5,000	5,100
Commscope Inc - 144A 5.500% 6/15/24	5,000	5,081
Entegris Inc - 144A 6.000% 4/1/22	15,000	15,450
Epicor Software Corp 8.625% 5/1/19	110,000	118,387
*First Data Corp 12.625% 1/15/21	172,000	211,775
First Data Corp - 144A 8.875% 8/15/20	110,000	121,688
First Data Corp - 144A 8.250% 1/15/21	35,000	38,325
(1)*First Data Corp - 144A 8.750% 1/15/22	328,000	362,030
First Data Corp - 144A 7.375% 6/15/19	35,000	37,581
First Data Corp - 144A 6.750% 11/1/20	145,000	156,962
HJ Heinz Co 4.250% 10/15/20	160,000	161,000
(1)Infor Software Parent 7.125% 5/1/21	75,000	76,687
Infor US Inc 11.500% 7/15/18	55,000	62,494
Infor US Inc 9.375% 4/1/19	90,000	100,237
MagnaChip Semiconductor 6.625% 7/15/21	85,000	83,937
Micron Technology Inc 5.875% 2/15/22	20,000	21,450
(1)PC Nextco Holdings/Fin - 144A 8.750% 8/15/19	35,000	35,744
Sinclair Television Group 5.375% 4/1/21	80,000	80,500
Sinclair Television Group 6.125% 10/1/22	35,000	36,575
Sungard Data Systems Inc 7.375% 11/15/18	45,000	47,531
Sungard Data Systems Inc 7.625% 11/15/20	25,000	27,250
Sungard Data Systems Inc 6.625% 11/1/19	75,000	78,938
		2,410,441
Materials (6.3%)
*Ardagh Packaging Fin - 144A 9.125% 10/15/20	200,000	221,500
Ashland Inc 4.750% 8/15/22	130,000	130,650
(1)Boe Intermediate Hldng Co - 144A 9.750% 11/1/17	32,894	34,498
(1)Boe Merger Corp - 144A 9.500% 11/1/17	35,000	36,881
Bway Holding Co 10.000% 6/15/18	80,000	84,300
FMG Resources - 144A 6.875% 2/1/18	45,000	47,250
FMG Resources - 144A 8.250% 11/1/19	150,000	163,312
Hexion Us Fin/Nova Scoti 8.875% 2/1/18	85,000	88,400
Hexion US Fin/Nova Scoti 9.000% 11/15/20	35,000	35,700
Hexion US Finance Corp 6.625% 4/15/20	175,000	185,500
Huntsman International LLC 8.625% 3/15/21	50,000	55,250
Huntsman International LLC 4.875% 11/15/20	65,000	67,275
Huntsman International LLC 8.625% 3/15/20	35,000	37,887
Ineos Finance PLC - 144A 8.375% 2/15/19	200,000	218,500
Ineos Finance PLC - 144A 7.500% 5/1/20	70,000	76,212
LSB Industries 7.750% 8/1/19	95,000	101,650
Noranda Aluminium Acquisition 11.000% 6/1/19	40,000	39,700
Novelis Inc 8.375% 12/15/17	80,000	85,280
Packaging Dynamics Corp - 144A 8.750% 2/1/16	55,000	56,485
Polyone Corp 7.375% 9/15/20	45,000	48,881
Rain CII Carbon LLC - 144A 8.000% 12/1/18	35,000	36,750
(1)Reichhold Industries Inc - 144A 9.000% 5/8/17	165,444	110,847
Rockwood Specialities Group 4.625% 10/15/20	45,000	46,688
Scotts Miracle-Gro Co 6.625% 12/15/20	25,000	27,094
Sealed Air Corp - 144A 8.375% 9/15/21	85,000	97,325
Sealed Air Corp - 144A 6.500% 12/1/20	35,000	39,375
Tekni-Plex Inc - 144A 9.750% 6/1/19	11,000	12,293
Vulcan Materials 7.500% 6/15/21	80,000	94,700
		2,280,183
Telecommunication Services (11.9%)
*Centurylink Inc 5.800% 3/15/22	225,000	234,281
Centurylink Inc 6.750% 12/1/23	105,000	114,712
Cogent Communications - 144A 8.375% 2/15/18	60,000	64,050
Crown Castle Intl Corp 5.250% 1/15/23	90,000	93,825
Everest Acq LLC 6.875% 5/1/19	60,000	63,825
Everest Acq LLC 9.375% 5/1/20	140,000	160,300
GCI Inc 8.625% 11/15/19	80,000	84,500
GCI Inc 6.750% 6/1/21	65,000	65,813
*Intelsat Jackson Holdings 7.250% 10/15/20	300,000	323,250
Intelsat Jackson Holdings 7.500% 4/1/21	75,000	82,125
Intelsat Jackson Holdings 6.625% 12/15/22	90,000	93,937
Intelsat Luxembourg Holdings 7.750% 6/1/21	105,000	111,169
Level 3 Financing Inc 8.625% 7/15/20	85,000	95,200
Level 3 Financing Inc 8.125% 7/1/19	85,000	92,756
Metropcs Wireless Inc 7.875% 9/1/18	60,000	63,018
NII International Telecom Sa - 144A 7.875% 8/15/19	35,000	30,275
Paetec Corp 9.875% 12/1/18	100,000	107,750
Qwest Capital Funding 7.750% 2/15/31	40,000	41,400
Sabine Pass Liquefaction - 144A 6.250% 3/15/22	100,000	108,750
Sabine Pass Liquefaction - 144A 5.750% 5/15/24	100,000	104,250
SBA Telecommunications 8.250% 8/15/19	39,000	40,872
*Sprint Capital Corp 8.750% 3/15/32	405,000	467,775
Sprint Capital Corp - 144A 9.000% 11/15/18	95,000	115,188
Sprint Corp - 144A 7.250% 9/15/21	195,000	214,988
Sprint Corp - 144A 7.875% 9/15/23	280,000	311,500
Telecom Itialia Spa - 144A 5.303% 5/30/24	200,000	200,750
T-Mobile USA Inc 6.633% 4/28/21	45,000	48,713
T-Mobile USA Inc 6.731% 4/28/22	135,000	145,631
T-Mobile USA Inc 6.250% 4/1/21	5,000	5,313
TW Telecom Holdings Inc 5.375% 10/1/22	60,000	65,625
TW Telecom Holdings Inc 6.375% 9/1/23	10,000	11,375
Wind Acquisition Fin SA - 144A 7.250% 2/15/18	200,000	211,300
Windstream Corp 7.750% 10/1/21	195,000	213,038
Windstream Corp 7.500% 4/1/23	35,000	37,888
Windstream Corp 6.375% 8/1/23	60,000	60,825
		4,285,967
Utilities (1.0%)
AES Corp 8.000% 6/1/20	15,000	18,037
AES Corp 4.875% 5/15/23	25,000	24,750
AES Corp 3.241% 6/1/19	35,000	35,262
AES Corp 7.375% 7/1/21	15,000	17,550
Calpine Corp - 144A 7.875% 7/31/20	11,000	11,935
Calpine Corp - 144A 7.500% 2/15/21	84,000	91,140
NRG Energy Inc 8.250% 9/1/20	35,000	38,237
NRG Energy Inc 7.875% 5/15/21	20,000	22,175
NRG Energy Inc - 144A 6.250% 7/15/22	55,000	58,575
SBA Telecommunications 5.750% 7/15/20	15,000	15,900
		333,561

TOTAL CORPORATE BONDS (COST: $32,236,269)		$33,812,937

SHORT-TERM SECURITIES (5.0%)	Shares
(2) Wells Fargo Advantage Cash Investment Money Market 0.010% (COST: $1,834,299)	1,834,299	$1,834,299

TOTAL INVESTMENTS IN SECURITIES (COST: $34,070,568) (98.6%)		$35,647,236
OTHER ASSETS LESS LIABILITIES (1.4%)		488,072

NET ASSETS (100.0%)		$36,135,308

(1)	Interest or dividend is paid-in-kind, when applicable.

(2)	Variable rate security. The rates for these securities are as of June 30, 2014.

(3)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

144A -

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid under procedures approved by the Fund's Board of Trustees and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A Securities amounts to $10,748,338, representing 29.7% of net assets as of June 30, 2014.

*	Indicates bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities | June 30, 2014

	WB/MNA Stock Fund	Dividend Harvest Fund	Growth & Income Fund	High Income Fund
ASSETS
Investments in securities, at value (cost: $744,464,576, $20,654,693, $29,443,080, and $34,070,568, respectively)	$959,311,048	$23,266,409	$35,543,108	$35,647,236
Cash	22,482	1,000	150	0
Security sales receivable	0	34,052	0	0
Receivable for Fund shares sold	5,244,823	46,978	102,000	27,370
Accrued dividends receivable	608,278	55,804	44,311	14
Accrued interest receivable	568	1	12	607,924
Dealer allowance netted receivable	41,451	0	0	0
Prepaid expenses	88,222	9,482	7,703	9,081
Total assets	$965,316,872	$23,413,726	$35,697,284	$36,291,625

LIABILITIES
Payable for securities purchased	$0	$189,184	$0	$0
Payable for Fund shares redeemed	918,538	14,129	5,998	62,876
Dividends payable	0	21,497	0	42,199
Trustees' fees payable	21,677	585	991	1,023
Payable to affiliates	1,313,562	12,744	37,452	43,285
Accrued expenses	89,190	3,539	6,748	6,934
Total liabilities	$2,342,967	$241,678	$51,189	$156,317

NET ASSETS	$962,973,905	$23,172,048	$35,646,095	$36,135,308

NET ASSETS ARE REPRESENTED BY:
Capital stock outstanding, $.001 par value, unlimited shares authorized	$710,120,720	$19,845,004	$26,455,068	$80,762,514
Accumulated undistributed net realized gain (loss) on investments	30,346,092	715,324	2,977,763	(46,203,874)
Accumulated undistributed net investment income (loss)	7,660,621	4	113,236	0
Unrealized appreciation (depreciation) on investments	214,846,472	2,611,716	6,100,028	1,576,668

NET ASSETS	$962,973,90	$23,172,048	$35,646,095	$36,135,308

Net Assets - Class A	$950,796,867	$23,172,048	$35,646,09	$28,621,362
Net Assets - Class C1	$12,177,038	-	-	$7,513,946
Shares outstanding - Class A	118,241,614	1,801,951	664,976	3,510,839
Shares outstanding - Class C1	1,512,956	-	-	919,670
Net asset value per share - Class A2	$8.04	$12.86	$53.61	$8.15
Net asset value per share - Class C1,2	$8.05	-	-	$8.17
Public offering price per share - Class A (sales charge of 5.00%, 5.00%, 5.00%, and 4.25%, respectively)	$8.46	$13.54	$56.43	$8.51

[1]	Only WB/MNA Stock Fund & High Income Fund currently offer Class C shares.

[2]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Operations | For the period ended June 30, 2014

	WB/MNA Stock Fund	Dividend Harvest Fund	Growth & Income Fund	High Income Fund
INVESTMENT INCOME
Interest	$2,745	$15	$48	$1,177,166
Dividends (net of foreign withholding taxes of $76,483, $0, $231, and $0, respectively)	4,908,293	369,373	324,549	0
Total investment income	$4,911,038	$369,388	$324,597	$1,177,166

EXPENSES
Investment advisory fees	$1,954,608	$78,031	$169,167	$152,924
Distribution (12b-1) fees - Class A	1,951,965	26,010	42,292	35,298
Distribution (12b-1) fees - Class C1	8,094	-	-	38,561
Transfer agent fees	608,921	18,728	30,450	28,188
Administrative service fees	527,943	26,566	35,683	43,187
Professional fees	50,820	2,443	3,562	3,949
Reports to shareholders	48,455	860	3,565	1,538
License, fees, and registrations	56,273	8,569	5,609	7,374
Audit fees	20,732	593	856	892
Trustees' fees	21,677	585	990	1,023
Transfer agent out-of-pockets	115,387	1,962	7,268	3,081
Custodian fees	35,030	3,023	3,278	6,175
Legal fees	28,933	789	1,266	1,360
Insurance expense	5,700	122	303	381
Total expenses	$5,434,538	$168,281	$304,289	$323,931
Less expenses waived or reimbursed	0	(105,856)	(92,831)	(88,292)
Total net expenses	$5,434,538	$62,425	$211,458	$235,639

NET INVESTMENT INCOME (LOSS)	$(523,500)	$306,963	$113,139	$941,527

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$30,346,092	$718,265	$2,558,524	$362,072
Net change in unrealized appreciation (depreciation) of investments	103,652,488	698,755	379,693	224,888
Net realized and unrealized gain (loss) on investments	$133,998,580	$1,417,020	$2,938,217	$586,960

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$133,475,080	$1,723,983	$3,051,356	$1,528,487

[1]	Only WB/MNA Stock Fund & High Income Fund currently offer Class C shares.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets | For the period ended June 30, 2014

	WB/MNA Stock Fund	Dividend Harvest Fund	Growth & Income Fund	High Income Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(523,500)	$306,963	$113,139	$941,527
Net realized gain (loss) from investment transactions	30,346,092	718,265	2,558,524	362,072
Net change in unrealized appreciation (depreciation) of investments	103,652,488	698,755	379,693	224,888
Net increase (decrease) in net assets resulting from operations	$133,475,080	$1,723,983	$3,051,356	$1,528,487

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Class A	$0	$(306,960)	$0	$(762,076)
Net investment income - Class C1	0	-	-	(179,451)
Total distributions	$0	$(306,960)	$0	$(941,527)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class A	$165,611,805	$3,639,962	$1,460,766	$1,990,176
Proceeds from sale of shares - Class C1	11,746,107	-	-	73,326
Proceeds from reinvested dividends - Class A	0	265,385	0	568,197
Proceeds from reinvested dividends - Class C1	0	-	-	110,439
Cost of shares redeemed - Class A	(49,716,802)	(1,731,137)	(2,669,019)	(2,441,350)
Cost of shares redeemed - Class C1	(14,343)	-	-	(685,437)
Net increase (decrease) in net assets resulting from capital share transactions	$127,626,767	$2,174,210	$(1,208,253)	$(384,649)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$261,101,847	$3,591,233	$1,843,103	$202,311
NET ASSETS, BEGINNING OF PERIOD	701,872,058	19,580,815	33,802,992	35,932,997
NET ASSETS, END OF PERIOD	$962,973,905	$23,172,048	$35,646,095	$36,135,308

Accumulated undistributed net investment income	$0	$4	$113,236	$0

[1]	Only WB/MNA Stock Fund & High Income Fund currently offer Class C shares.

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statements of Changes in Net Assets | For the year ended December 31, 2013

	WB/MNA Stock Fund	Dividend Harvest Fund	Growth & Income Fund	High Income Fund
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(1,520,502)	$396,733	$114,287	$2,065,228
Net realized gain (loss) from investment transactions	61,312,743	38,098	4,822,080	717,317
Net change in unrealized appreciation (depreciation) of investments	101,266,291	1,930,737	2,545,420	(572,729)
Net increase (decrease) in net assets resulting from operations	$161,058,532	$2,365,568	$7,481,787	$2,209,816

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Class A	$0	$(396,733)	$(114,218)	$(1,658,703)
Net investment income - Class C1	-	-	-	(406,525)
Net realized gain on investments - Class A	(31,926,853)	(15,205)	(3,371,218)	0
Net realized gain on investments - Class C1	-	-	-	0
Total distributions	$(31,926,853)	$(411,938)	$(3,485,436)	$(2,065,228)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class A	$187,018,696	$12,516,229	$3,094,883	$3,623,071
Proceeds from sale of shares - Class C1	-	-	-	351,158
Proceeds from reinvested dividends - Class A	29,936,049	364,188	3,278,718	1,231,110
Proceeds from reinvested dividends - Class C1	-	-	-	245,202
Cost of shares redeemed - Class A	(141,419,899)	(1,842,198)	(4,153,416)	(6,205,282)
Cost of shares redeemed - Class C1	-	-	-	(1,385,776)
Net increase (decrease) in net assets resulting from capital share transactions	$75,534,846	$11,038,219	$2,220,185	$(2,140,517)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$204,666,525	$12,991,849	$6,216,536	$(1,995,929)
NET ASSETS, BEGINNING OF PERIOD	497,205,533	6,588,966	27,586,456	37,928,926
NET ASSETS, END OF PERIOD	$701,872,058	$19,580,815	$33,802,992	$35,932,997

Accumulated undistributed net investment income	$0	$0	$97	$0

[1]	Only WB/MNA Stock Fund & High Income Fund currently offer Class C shares.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1: Organization

The Integrity Funds (the "Trust") was organized as a Delaware statutory trust on October 31, 1997 and commenced operations on October 31, 1997. The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company, consisting of four series (the "Funds").

Williston Basin/Mid-North America Stock Fund (the "WB/MNA Stock Fund"), a diversified fund, seeks to provide long-term growth through capital appreciation. Integrity Dividend Harvest Fund (the "Dividend Harvest Fund", a non-diversified fund, seeks high current income with long term appreciation as a secondary objective. Integrity Growth & Income Fund (the "Growth & Income Fund"), a diversified fund, seeks to provide long-term growth of capital with dividend income as a secondary objective. Integrity High Income Fund (the "High Income Fund"), a non-diversified fund, seeks a high level of current income with capital appreciation as a secondary objective.

High Income Fund is currently the only fund in the Trust that offers both Class A and Class C shares. High Income Fund Class A shares are sold with an initial sales charge of 4.25% and a distribution fee of up to 0.25% on an annual basis. High Income Fund Class C shares are sold without a sales charge and are subject to a distribution fee of up to 1.00% on an annual basis. The two classes of shares represent interest in the same portfolio of investments, have the same rights, and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses and have exclusive voting rights with respect to any matter on which a separate vote of any class is required.

NOTE 2: Summary of Significant Accounting Policies

Investment security valuation—Securities for which market quotations are available are valued as follows: (a) Listed securities are valued at the closing price obtained from the respective primary exchange on which the security is listed or, if there were no sales on that day, at its last reported current bid price; (b) Unlisted securities are valued at the last current bid price obtained from the National Association of Securities Dealers' Automated Quotation System. Integrity Fund Services, LLC ("Integrity Fund Services" or "IFS") obtains all of these prices from services that collect and disseminate such market prices. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as: institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. In the absence of an ascertainable market value, assets are valued at their fair value as determined by IFS using methods and procedures reviewed and approved by the Board of Trustees. Refer to Note 3 for further disclosures related to the inputs used to value the Funds' investments. Shares of a registered investment company, including money market funds, that are not traded on an exchange are valued at the investment company's net asset value per share.

When-issued securities—The Funds may purchase securities on a when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The values of the securities purchased on a when-issued basis are identified as such in each Fund's Schedule of Investments. With respect to purchase commitments, the Fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities, if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Contingent deferred sales charge—Investments in Class A shares of $1 million or more may be subject to a 1.00% contingent deferred sales charge ("CDSC") if redeemed within 24 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). Investments in Class C shares (in any amount) may be subject to a 1.00% CDSC if redeemed within 12 months of purchase.

Federal and state income taxes—Each Fund is a separate taxpayer for federal income tax purposes. Each Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gain on investments to its shareholders; therefore, no provision for income taxes is required.

As of and during the year ended December 31, 2013, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for the tax years before 2010.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities. Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Premiums and discounts—Premiums and discounts on debt securities are accreted and amortized over the lives of the respective securities for financial statement purposes.

Security transactions, investment income, expenses and distributions—Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the first in, first out basis unless specifically identified. Interest income and estimated expenses are accrued daily. Dividend income is recognized on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable countries' tax rules and regulations. The WB/MNA Stock Fund, Dividend Harvest Fund, and Growth & Income Fund will declare and pay dividends from net investment income and any net realized capital gains at least annually. The High Income Fund declares dividends from net investment income daily and pays such dividends monthly. Dividends are reinvested in additional shares of the Funds at net asset value or paid in cash. Capital gains, when available, are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for capital loss carryforwards and losses due to wash sales. In addition, other amounts have been reclassified within the composition of net assets to more appropriately conform financial accounting to tax basis treatment.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Use of estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Common expenses—Common expenses of the Trust are allocated among the funds within the Trust based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund.

Multiple class allocations—High Income Fund is currently the only fund in the Trust that offers multiple share classes. The High Income Fund simultaneously uses the settled shares method to allocate income and fund-wide expenses and uses the relative net assets method to allocate gains and losses. Class-specific expenses, distribution fees, and any other items that are specifically attributable to a particular class are charged directly to such class.

Illiquid securities—A security may be considered to be illiquid if it has a limited trading market. Securities are generally considered to be liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund. These securities are valued at fair value as described above. Each Fund intends to hold no more than 15% of its net assets in illiquid securities.

Reporting period end date—For financial reporting purposes, the last day of the reporting period will be the last business day of the month.

NOTE 3: Fair Value Measurements

Various inputs are used in determining the value of the Funds' investments. These inputs are summarized in three broad levels: Level 1 inputs are based on quoted prices in active markets for identical securities. Level 2 inputs are based on significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 inputs are based on significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments). The following is a summary of the inputs used to value the Funds' investments as of June 30, 2014:

		Level 1	Level 2	Level 3	Total
WB/MNA Stock Fund	Short Term Securities	$75,156,658	$0	$0	$75,156,658
	Common Stocks	884,154,390	0	0	884,154,390
	Total	$959,311,048	$0	$0	$959,311,048

Dividend Harvest Fund	Short Term Securities	$238,274	$0	$0	$238,274
	Common Stocks	23,028,135	0	0	23,028,135
	Total	$23,266,409	$0	$0	$23,266,409

Growth & Income Fund	Short Term Securities	$1,646,250	$0	$0	$1,646,250
	Common Stocks	33,896,858	0	0	33,896,858
	Total	$35,543,108	$0	$0	$35,543,108

High Income Fund	Short Term Securities	$1,834,299	$0	$0	$1,834,299
	Corporate Bonds	0	33,812,937	0	33,812,937
	Total	$1,834,299	$33,812,937	$0	$35,647,236

Please refer to the Schedules of Investments for sector classification. The Funds did not hold any Level 3 assets during the six months ended June 30, 2014. There were no transfers into or out of Level 1 or Level 2 during the six months ended June 30, 2014. The Funds consider transfers into or out of Level 1 and Level 2 as of the end of the reporting period. The Funds did not hold any derivative instruments at any time during the six months ended June 30, 2014.

NOTE 4: Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six months ended June 30, 2014, were as follows:

	WB/MNA Stock Fund	Dividend Harvest Fund	Growth & Income Fund	High Income Fund
Purchases	$270,784,988	$7,643,923	$14,018,192	$5,316,649
Sales	$172,454,565	$5,158,615	$16,369,785	$7,290,912

NOTE 5: Capital Share Transactions

Transactions in capital shares were as follows:

Six Months Ended 6/30/14:	WB/MNA Stock Fund - A	WB/MNA Stock Fund - C	Dividend Harvest Fund	Growth & Income Fund	High Income Fund - A	High Income Fund - C
Shares sold	22,552,150	1,514,865	297,120	28,906	245,393	9,066
Shares issued on reinvestment of dividends	0	0	21,153	0	70,058	13,585
Shares redeemed	(6,956,532)	(1,909)	(141,922)	(53,144)	(301,705)	(84,498)
Net increase (decrease)	15,595,618	1,512,956	176,351	(24,238)	13,746	(61,847)

Year Ended 12/31/13:
Shares sold	29,192,744		1,100,281	63,020	451,881	43,465
Shares issued on reinvestment of dividends	4,395,896		31,955	67,283	154,134	30,626
Shares redeemed	(22,556,896)		(163,325)	(85,650)	(777,493)	(172,846)
Net increase (decrease)	11,031,744		968,911	44,653	(171,478)	(98,755)

NOTE 6: Income Tax Information

At December 31, 2013 the unrealized appreciation (depreciation) based on the cost of investments for federal income tax purposes was as follows:

	WB/MNA Stock Fund	Dividend Harvest Fund	Growth & Income Fund	High Income Fund
Investments at cost	$590,064,201	$17,667,680	$28,004,004	$34,098,596
Unrealized appreciation	113,256,529	2,042,859	5,867,878	1,629,025
Unrealized depreciation	(2,450,369)	(132,839)	(147,543)	(279,047)
Net unrealized appreciation (depreciation)*	$110,806,160	$1,910,020	$5,720,335	$1,349,978

*	Differences between financial reporting-basis and tax-basis unrealized appreciation/ (depreciation) are due to differing treatment of wash sales.

The tax character of distributions paid was as follows:

Year Ended 12/31/13:	WB/MNA Stock Fund	Dividend Harvest Fund	Growth & Income Fund	High Income Fund
Ordinary Income	$24,426,800	$407,202	$856,963	$2,065,228
Realized gain on investments	$7,500,053	$4,736	2,628,473	$0
Total	$31,926,853	$411,938	$3,485,436	$2,065,228

Year/Period Ended 12/31/12:
Ordinary Income	$0	$102,026	$7,102	$2,000,358
Realized gain on investments	$0	$21,418	$0	$0
Total	$0	$123,444	$7,102	$2,000,358

As of December 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	WB/MNA Stock Fund	Dividend Harvest Fund	Growth & Income Fund	High Income Fund
Undistributed ordinary income	$4,271,989	$0	$194,228	$0
Undistributed capital gains	4,299,956	0	225,108	0
Accumulated capital and other losses	0	0	0	(46,564,145)
Unrealized appreciation/(depreciation)*	110,806,160	1,910,020	5,720,335	1,349,978
Total accumulated earnings/(deficit)	$119,378,105	$1,910,020	$6,139,671	($45,214,167)

*	Differences between financial reporting-basis and tax-basis unrealized appreciation/(depreciation) are due to differing treatment of wash sales.

Under the recently enacted Regulated Investment Company Modernization Act of 2010 ("Act"), funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period of time. The short-term and long-term character of such losses are retained rather than being treated as short-term as under previous law. Pre-enactment losses are eligible to be carried forward for a maximum period of eight years. Pursuant to the Act, post-enactment capital losses must be utilized before pre-enactment capital losses. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. The Funds' capital loss carryforward amounts as of December 31, 2013, are as follows:

High Income Fund
Expires in 2016	$30,927,275
Expires in 2017	$14,842,642
Expires in 2018	$794,228
Non-expiring short-term losses	$0
Non-expiring long-term losses	$0
Total Capital Loss Carryforwards	$46,564,145

For the year ended December 31, 2013, the WB/MNA Stock Fund, Growth & Income Fund, and High Income Fund utilized capital loss carryforwards of $17,604,380, $1,031,622, and $717,364, respectively.

NOTE 7: Investment Advisory Fees and Other Transactions with Affiliates

Viking Fund Management ("VFM"), the Funds' investment adviser; Integrity Funds Distributor, LLC ("Integrity Funds Distributor" or "IFD"), the Funds' underwriter; and Integrity Fund Services, the Funds' transfer, accounting, and administrative services agent; are subsidiaries of Corridor Investors, LLC ("Corridor Investors" or "Corridor"), the Funds' sponsor. For Integrity High Income Fund, JPMIM is the sub-adviser. A Trustee of the Funds is also a Governor of Corridor.

VFM provides investment advisory and management services to the Funds. For the WB/MNA Stock Fund, Dividend Harvest Fund, Growth & Income Fund, and High Income Fund the Investment Advisory Agreement (the "Advisory Agreement") provides for fees to be computed at an annual rate of 0.50%, 0.75%, 1.00%, and 0.85%, respectively, of each Fund's average daily net assets. VFM has contractually agreed to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses and acquired fund fees and expenses, for WB/MNA Stock Fund Class A, WB/MNA Stock Fund Class C, Dividend Harvest Fund, Growth & Income Fund, High Income Fund Class A, and High Income Fund Class C, so that the net annual operating expenses do not exceed 1.45%, 1.95%, 1.15%, 1.25%, 1.15%, and 1.90%, respectively, through April 30, 2015. After April 30, 2015, the expense limitations may be terminated or revised. VFM and affiliated service providers may also voluntarily waive fees or reimburse expenses not required under the advisory or other contracts from time to time. Accordingly, after voluntary and contractual fee waivers and reimbursements, the Dividend Harvest Fund's actual total expenses were 0.60% of average daily net assets for the six months ended June 30, 2014. VFM and the affiliated service providers have agreed to voluntarily waive the affiliated service provider's fees before voluntarily or contractually waiving VFM's management fee. An expense limitation lowers expense ratios and increases returns to investors. Certain Officers of the Funds are also Officers and Governors of VFM.

	Advisory Fees	Advisory Fees
	Six Months Ended 06/30/14	Payable 06/30/14
WB/MNA Stock Fund	$1,954,608	$381,771
Dividend Harvest Fund	$43,479*	$8,196*
Growth & Income Fund	$163,615*	$28,214*
High Income Fund	$136,006*	$22,904*

*	After waivers and reimbursements for Dividend Harvest Fund, Growth & Income Fund, and High Income Fund of $34,552, $5,552, and $16,918, respectively.

IFD serves as the principal underwriter for the Funds and receives sales charges deducted from sales proceeds and CDSC from applicable redemptions. Also, the Funds have adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the Funds to reimburse its principal underwriter for costs related to selling shares of the Funds and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Funds, are paid by shareholders through expenses called "Distribution Plan expenses." WB/MNA Stock Fund Class A, WB/MNA Stock Fund Class C, Dividend Harvest Fund, Growth & Income Fund, High Income Fund Class A, and High Income Fund Class C currently pay an annual distribution fee and/or service fee of up to 0.50%, 1.00%, 0.25%, 0.25%, 0.25%, 1.00%, respectively, of the average daily net assets. Certain Officers of the Funds are also Officers and Governors of IFD.

	Six Months Ended 06/30/14			Payable 06/30/14
	Sales Charges	CDSC	Distribution Fees	Sales Charges	CDSC	Distribution Fees
WB/MNA Stock Fund - A	$4,292,075	$0	$1,951,965	$227,359	$0	$379,373
WB/MNA Stock Fund - C	$117,101	$142	$8,094	$0	$22	$6,452
Dividend Harvest Fund	$118,253	$0	$0*	$3,363	$0	$0*
Growth & Income Fund	$26,124	$0	$21,146*	$563	$0	$3,662*
High Income Fund - A	$42,039	$0	$35,298	$5,910	$0	$5,953
High Income Fund - C	$0	$0	$38,561	$0	$0	$6,282

*	After waivers for Dividend Harvest Fund and Growth & Income Fund of $26,010 and $21,146, respectively.

IFS acts as the transfer agent for High Income Fund at a monthly variable fee equal to 0.14% on the first $0 to $200 million and at a lower rate in excess of $200 million of the Fund's average daily net assets on an annual basis plus reimbursement of out-of-pocket expenses and an additional fee of $500 per month for each additional share class. IFS acts as the transfer agent for WB/MNA Stock Fund, Dividend Harvest Fund, and Growth & Income Fund at a monthly variable fee equal to 0.18% on the first $0 to $200 million, 0.15% on the next $200 to $700 million and at a lower rate in excess of $700 million of the Funds' average daily net assets on an annual basis plus reimbursement of out-of-pocket expenses.

IFS also acts as the Funds' administrative services agent for a monthly fee equal to the sum of a fixed fee of $2,000 and a variable fee equal to 0.14% on the first $0 to $200 million, 0.13% on the next $200 to $700 million and at a lower rate in excess of $700 million of the Funds' average daily net assets on an annual basis plus reimbursement of out-of-pocket expenses and an additional fee of $1,000 per month for each additional share class. Certain Officers of the Funds are also Officers and Governors of IFS.

	Six Months Ended 06/30/14				Payable 06/30/14
	Transfer Agency Fees*	Transfer Agency Fees Waived	Admin. Service Fees*	Admin. Service Fees Waived	Transfer Agency Fees*	Admin. Service Fees*
WB/MNA Stock Fund	$724,308	$0	$527,943	$0	$216,460	$102,125
Dividend Harvest Fund	$1,962	$18,728	$0	$26,566	$1,185	$0
Growth & Income Fund	$7,268	$30,450	$0	$35,683	$5,013	$0
High Income Fund	$3,082	$28,187	$0	$43,187	$2,236	$0

*	After waivers and reimbursements, if any.

NOTE 8: Principal Risks

The High Income Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

The WB/MNA Stock Fund invests significantly in relatively few sectors, primarily the energy sector, and has more exposure to the price movement of this sector than funds that diversify their investments among many sectors.

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND CLASS A

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six Months Ended 6/30/14*	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/30/11	Year Ended 12/31/10	Year Ended 12/31/09
NET ASSET VALUE, BEGINNING OF PERIOD	$6.84	$5.43	$5.42	$5.16	$3.50	$2.94

Income (loss) from investment operations:
Net investment income (loss)	$0.00	$(0.01)	$(0.02)	$(0.03)	$0.00	$0.01
Net realized and unrealized gain (loss) on investments[3]	1.20	1.75	0.03	0.29	1.66	0.56
Total from investment operations	$1.20	$1.74	$0.01	$0.26	$1.66	$0.57

Less Distributions:
Dividends from net investment income	$0.00	$0.00	$0.00	$0.00	$0.00	$(0.01)
Distributions from net realized gains	0.00	(0.33)	0.00	0.00	0.00	0.00
Total distributions	$0.00	$(0.33)	$0.00	$0.00	$0.00	$(0.01)

NET ASSET VALUE, END OF PERIOD	$8.04	$6.84	$5.43	$5.42	$5.16	$3.50

Total Return (excludes any applicable sales charge)	17.54%^	32.00%	0.19%	5.04%	47.43%	19.31%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$950,797	$701,872	$497,206	$464,707	$63,436	$1,280
Ratio of expenses to average net assets after waivers[1,2]	1.39%#	1.41%	1.42%	1.42%	1.50%	1.50%
Ratio of expenses to average net assets before waivers[2]	1.39%#	1.41%	1.42%	1.43%	2.03%	8.90%
Ratio of net investment income (loss) to average net assets[1,2]	(0.13%)#	(0.26%)	(0.39%)	(0.76%)	(0.67%)	0.24%
Portfolio turnover rate	23.36%	85.63%	77.33%	50.94%	35.44%	165.30%

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

#	Annualized.

*	Unaudited.

^	Not annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

WILLISTON BASIN/MID-NORTH AMERICA STOCK FUND CLASS C

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

Period From 5/1/14 to 6/30/14*
NET ASSET VALUE, BEGINNING OF PERIOD	$7.45

Income (loss) from investment operations:
Net investment income (loss)	$0.00
Net realized and unrealized gain (loss) on investments[3]	0.60
Total from investment operations	$0.60

Less Distributions:
Dividends from net investment income	$0.00
Distributions from net realized gains	0.00
Total distributions	$0.00

NET ASSET VALUE, END OF PERIOD	$8.05

Total Return (excludes any applicable sales charge)	8.05%^

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$12,177
Ratio of expenses to average net assets after waivers[1,2]	1.88%#
Ratio of expenses to average net assets before waivers[2]	1.88%#
Ratio of net investment income (loss) to average net assets[1,2]	(0.13%)#
Portfolio turnover rate	23.36%

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

#	Annualized.

*	Unaudited.

^	Not annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY DIVIDEND HARVEST FUND

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six Months Ended 6/30/14*	Year Ended 12/31/13	Period From 5/1/12** to 12/31/12
NET ASSET VALUE, BEGINNING OF PERIOD	$12.05	$10.03	$10.00

Income (loss) from investment operations:
Net investment income (loss)	$0.18	$0.34	$0.22
Net realized and unrealized gain (loss) on investments[3]	0.81	2.03	0.06
Total from investment operations	$0.99	$2.37	$0.28

Less Distributions:
Dividends from net investment income	$(0.18)	$(0.34)	$(0.22)
Distributions from net realized gains	0.00	(0.01)	(0.03)
Total distributions	$(0.18)	$(0.35)	$(0.25)

NET ASSET VALUE, END OF PERIOD	$12.86	$12.05	$10.03

Total Return (excludes any applicable sales charge)	8.23%^	23.88%	2.86%^

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$23,172	$19,581	$6,589
Ratio of expenses to average net assets after waivers[1,2]+	0.60%#	0.45%	0.24%#
Ratio of expenses to average net assets before waivers[2]	1.62%#	1.76%	2.70%#
Ratio of net investment income to average net assets[1,2]	2.95%#	3.29%	4.19%#
Portfolio turnover rate	24.97%	26.44%	44.50%

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

+	For the year ended December 31, 2013 and for the six month period ended June 30, 2014 the voluntary waiver amounted to 0.71% and 0.55% (annualized), respectively.

#	Annualized.

*	Unaudited.

^	Not annualized.

**	Commencement of operations.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY GROWTH & INCOME FUND

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six Months Ended 6/30/14*	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/30/11	Year Ended 12/31/10	Year Ended 12/31/09
NET ASSET VALUE, BEGINNING OF PERIOD	$49.05	$42.80	$37.67	$37.10	$31.89	$28.40

Income (loss) from investment operations:
Net investment income (loss)	$0.17	$0.17	$0.01	$(0.15)	$0.27	$0.36
Net realized and unrealized gain (loss) on investments[3]	4.39	11.67	5.13	0.90	5.21	3.49
Total from investment operations	$4.56	$11.84	$5.14	$0.75	$5.48	$3.85

Less Distributions:
Dividends from net investment income	$0.00	$(0.18)	$(0.01)	$(0.18)	$(0.27)	$(0.36)
Distributions from net realized gains	0.00	(5.41)	0.00	0.00	0.00	0.00
Total distributions	$0.00	$(5.59)	$(0.01)	$(0.18)	$(0.27)	$(0.36)

NET ASSET VALUE, END OF PERIOD	$53.61	$49.05	$42.80	$37.67	$37.10	$31.89

Total Return (excludes any applicable sales charge)	9.30%^	27.76%	13.65%	2.03%	17.19%	13.54%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$35,646	$33,803	$27,586	$26,857	$28,633	$28,078
Ratio of expenses to average net assets after waivers[1,2]	1.25%#	1.36%	1.60%	1.60%	1.60%	1.60%
Ratio of expenses to average net assets before waivers[2]	1.80%#	1.82%	1.83%	1.88%	2.00%	2.09%
Ratio of net investment income (loss) to average net assets[1,2]	0.67%#	0.37%	0.03%	(0.37%)	0.78%	1.17%
Portfolio turnover rate	42.45%	116.11%	85.81%	41.82%	112.99%	120.02%

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

#	Annualized.

*	Unaudited.

^	Not annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY HIGH INCOME FUND CLASS C

FINANCIAL STATEMENTS

Selected per share data and ratios for the periods indicated

	Six Months Ended 6/30/14*	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/30/11	Year Ended 12/31/10	Year Ended 12/31/09
NET ASSET VALUE, BEGINNING OF PERIOD	$8.02	$7.98	$7.44	$7.61	$7.21	$5.05

Income (loss) from investment operations:
Net investment income (loss)	$0.22	$0.45	$0.49	$0.50	$0.53	$0.52
Net realized and unrealized gain (loss) on investments[3]	0.13	0.04	0.54	(0.17)	0.40	2.16
Total from investment operations	$0.35	$0.49	$1.03	$0.33	$0.93	$2.68

Less Distributions:
Dividends from net investment income	$(0.22)	$(0.45)	$(0.49)	$(0.50)	$(0.53)	$(0.52)
Total distributions	$(0.22)	$(0.45)	$(0.49)	$(0.50)	$(0.53)	$(0.52)

NET ASSET VALUE, END OF PERIOD	$8.15	$8.02	$7.98	$7.44	$7.61	$7.21

Total Return (excludes any applicable sales charge)	4.39%^	6.32%	14.22%	4.36%	13.39%	55.56%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$28,621	$28,045	$29,286	$19,473	$23,316	$27,746
Ratio of expenses to average net assets after waivers[1,2]	1.15%#	1.15%	1.28%	1.60%	1.60%	1.60%
Ratio of expenses to average net assets before waivers[2]	1.64%#	1.65%	1.66%	1.74%	1.83%	1.93%
Ratio of net investment income to average net assets[1,2]	5.40%#	5.64%	6.32%	6.54%	7.22%	8.64%
Portfolio turnover rate	15.44%	36.30%	39.98%	38.35%	58.47%	56.76%

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

#	Annualized.

*	Unaudited.

^	Not annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

INTEGRITY HIGH INCOME FUND CLASS C

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six Months Ended 6/30/14*	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/30/11	Year Ended 12/31/10	Year Ended 12/31/09
NET ASSET VALUE, BEGINNING OF PERIOD	$8.04	$8.00	$7.46	$7.62	$7.23	$5.06

Income (loss) from investment operations:
Net investment income (loss)	$0.19	$0.39	$0.43	$0.44	$0.48	$0.48
Net realized and unrealized gain (loss) on investments[3]	0.13	0.04	0.54	(0.16)	0.39	2.17
Total from investment operations	$0.32	$0.43	$0.97	$0.28	$0.87	$2.65

Less Distributions:
Dividends from net investment income	$(0.19)	$(0.39)	$(0.43)	$(0.44)	$(0.48)	$(0.48)
Total distributions	$(0.19)	$(0.39)	$(0.43)	$(0.44)	$(0.48)	$(0.48)

NET ASSET VALUE, END OF PERIOD	$8.17	$8.04	$8.00	$7.46	$7.62	$7.23

Total Return (excludes any applicable sales charge)	4.00%^	5.53%	13.35%	3.73%	12.39%	54.57%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$7,514	$7,888	$8,643	$9,499	$12,744	$15,430
Ratio of expenses to average net assets after waivers[1,2]	1.90%#	1.90%	2.06%	2.35%	2.35%	2.35%
Ratio of expenses to average net assets before waivers[2]	2.39%#	2.40%	2.41%	2.49%	2.58%	2.68%
Ratio of net investment income to average net assets[1,2]	4.65%#	4.89%	5.57%	5.78%	6.46%	7.85%
Portfolio turnover rate	15.44%	36.30%	39.98%	38.35%	58.47%	56.76%

[1]	This row reflects the impact, if any, of fee waivers or reimbursements by the Adviser and/or affiliated service providers.

[2]	Average net assets was calculated using a 360-day period.

[3]

Realized and unrealized gains and loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.

#	Annualized.

*	Unaudited.

^	Not annualized.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

EXPENSE EXAMPLE (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Funds expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the one-half year period shown below and held for the entire one-half year period.

Actual expenses—The section in the table under the heading "Actual" provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $8,600 divided by $1,000 equals 8.6), then multiply the result by the number in the appropriate column for your share class in the column entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes—The section in the table under the heading "Hypothetical (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the section in the table under the heading "Hypothetical (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 12/31/13^	Ending Account Value 6/30/14	Expenses Paid During Period*	Annualized Expense Ratio
Williston Basin/Mid-North America Stock Fund
Actual - Class A	$1,000.00	$1,175.44	$7.55	1.39%
Actual - Class C	$1,000.00^	$1,080.54	$3.20	1.88%
Hypothetical - Class A (5% return before expenses)	$1,000.00	$1,017.85	$7.00	1.39%
Hypothetical - Class C (5% return before expenses)	$1,000.00^	$1,009.22	$3.09	1.88%
Integrity Dividend Harvest Fund
Actual	$1,000.00	$1,082.31	$3.12	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.79	$3.03	0.60%
Integrity Growth & Income Fund
Actual	$1,000.00	$1,092.97	$6.54	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.54	$6.31	1.25%
Integrity High Income Fund
Actual - Class A	$1,000.00	$1,043.92	$5.88	1.15%
Actual - Class C	$1,000.00	$1,039.98	$9.69	1.90%
Hypothetical - Class A (5% return before expenses)	$1,000.00	$1,019.04	$5.80	1.15%
Hypothetical - Class C (5% return before expenses)	$1,000.00	$1,015.29	$9.57	1.90%

*

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied 180 days in the one-half year period, and divided by 360 days in the fiscal year (to reflect the one-half year period).

^	Beginning account value for Williston Basin/MNA Stock Fund C is as of 5/1/14 (inception date).

PROXY VOTING OF FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds' portfolios are available, without charge and upon request, by calling 800-276-1262. A report on Form N-PX of how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through the Funds' website at www.integrityvikingfunds.com. The information is also available from the Electronic Data Gathering Analysis and Retrieval ("EDGAR") database on the website of the Securities and Exchange Commission ("SEC") at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

Within 60 days of the end of their second and fourth fiscal quarters, the Funds provide a complete schedule of portfolio holdings in their semi-annual and annual reports on the Form N-CSR(S). These reports are filed electronically with the SEC and are delivered to the shareholders of the Funds. The Funds also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q and N-CSR(S) are available on the SEC's website at www.sec.gov. The Funds' Forms N-Q and N-CSR(S) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202-551-8090. You may also access this information from the Funds' website at www.integrityvikingfunds.com.

SHAREHOLDER INQUIRIES AND MAILINGS

Direct inquiries regarding the Funds to: Integrity Funds Distributor, LLC PO Box 500 Minot, ND 58702 Phone: 800-276-1262	Direct inquiries regarding account information to: Integrity Fund Services, LLC PO Box 759 Minot, ND 58702 Phone: 800-601-5593

To reduce their expenses, the Funds may mail only one copy of their prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents, please call Integrity Funds Distributor at 800-276-1262 or contact your financial institution. Integrity Funds Distributor will begin sending you individual copies 30 days after receiving your request.

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Equity Funds

Williston Basin/Mid-North America Stock Fund (ICPAX)

Integrity Dividend Harvest Fund (IDIVX)

Integrity Growth & Income Fund (IGIAX)

Corporate Bond Fund

Integrity High Income Fund (IHFAX & IHFCX)

State-Specific Tax-Exempt Bond Funds

Viking Tax-Free Fund for North Dakota (VNDFX)

Viking Tax-Free Fund for Montana (VMTTX)

Kansas Municipal Fund (KSMUX)

Maine Municipal Fund (MEMUX)

Nebraska Municipal Fund (NEMUX)

New Hampshire Municipal Fund (NHMUX)

Oklahoma Municipal Fund (OKMUX)

Integrity Viking Funds are sold by prospectus only. An investor should consider the investment objectives, risks, and charges and expenses of the investment company carefully before investing. The prospectus contains this and other information about the investment company. You may obtain a prospectus at no cost from your financial adviser or at www.integrityvikingfunds.com. Please read the prospectus carefully before investing.

Item 2. CODE OF ETHICS.

The information required in this Item is only required in an annual report on Form N-CSR.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The information required in this Item is only required in an annual report on Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on Form N-CSR.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

Item 6. INVESTMENTS.

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees in the last fiscal half-year.

Item 11. CONTROLS AND PROCEDURES.

(a)

Based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSR (the "Report"), the registrant's principal executive officer and principal financial officer believe that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effectively designed to ensure that information required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant's principal executive officer and principal financial officer who are making certifications in the Report, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's most recent fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	The registrant's code of ethics filed pursuant to Item 2 of the N-CSR is filed with the registrant's annual N-CSR.

	(2)	Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto.

	(3)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Integrity Funds

By: /s/ Shannon D. Radke
Shannon D. Radke
President

September 2, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Shannon D. Radke
Shannon D. Radke
President

September 2, 2014

By: /s/ Adam Forthun
Adam Forthun
Treasurer

September 2, 2014